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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §.240.14a-12

Hospitality Properties Trust

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Fee paid previously with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Hospitality Properties Trust

Notice of 2017 Annual Meeting
of Shareholders and Proxy Statement

Thursday, June 15, 2017 at 9:30 a.m., Eastern time
Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458

Hospitality Properties Trust

It is our pleasure to invite you to join our Board of Trustees and executive officers at Hospitality Properties Trust's 2017 Annual Meeting of Shareholders in Newton, Massachusetts. The enclosed Notice of 2017 Annual Meeting of Shareholders and Proxy Statement will provide you with information about our Company and the matters to be voted on at the 2017 Annual Meeting of Shareholders.

We are committed to taking actions we believe are in the best long term interests of the Company. This Proxy Statement includes a Question and Answer section with information that we believe may be useful to our shareholders.

Your support is important to us and to our Company. I encourage you to use telephone or internet methods or sign and return a proxy card/voting instruction form to authorize your proxy prior to the meeting so that your shares will be represented and voted at the meeting.

Thank you for being a shareholder and for your continued investment in our Company.

April 24, 2017

On behalf of the Board of Trustees,

Donna D. Fraiche
Chair of the Nominating and Governance Committee

NOTICE OF 2017 ANNUAL MEETING OF SHAREHOLDERS

Thursday, June 15, 2017

9:30 a.m., Eastern time

Two Newton Place, 255 Washington Street, Suite 100
Newton, Massachusetts 02458

ITEMS OF BUSINESS

1.
Elect the Trustee nominees identified in the accompanying Proxy Statement to the Company's Board of Trustees;

2.
Hold an advisory vote to approve executive compensation;

3.
Hold an advisory vote on the frequency of future advisory votes to approve executive compensation;

4.
Ratify the appointment of Ernst & Young LLP as independent auditors to serve for the 2017 fiscal year;

5.
Vote on a non-binding shareholder proposal requesting that the Company's Board of Trustees opt out of Maryland's Unsolicited Takeovers Act, if properly presented at the meeting;

6.
Vote on a non-binding shareholder proposal requesting that the Company's Board of Trustees adopt a "proxy access" bylaw, if properly presented at the meeting; and

7.
Transact such other business as may properly come before the meeting and at any postponements or adjournments of the meeting.

RECORD DATE

The Board of Trustees set February 1, 2017 as the record date for the meeting. This means that owners of record of the common shares of the Company as of the close of business on that date are entitled to:

    •
    receive notice of the meeting; and

    •
    vote at the meeting and any postponements or adjournments of the meeting.

PROXY VOTING

Shareholders as of the close of business on the record date are invited to attend the 2017 Annual Meeting. All shareholders are encouraged to vote in advance of the 2017 Annual Meeting by using one of the methods described in the accompanying Proxy Statement.

April 24, 2017
Newton, Massachusetts

By Order of the Board of Trustees,

Jennifer B. Clark
Secretary

Please promptly sign and return the proxy card or voting instruction form or use telephone or internet methods to authorize a proxy in advance of the 2017 Annual Meeting. See the "Voting Information" section on page 2 for information about authorizing a proxy by telephone or internet, or how to attend the 2017 Annual Meeting and vote your shares in person.

HOSPITALITY PROPERTIES TRUST     2017 Proxy Statement    1

VOTING INFORMATION

WE WANT TO HEAR FROM YOU – VOTE TODAY

Your vote is important.

ELIGIBILITY TO VOTE

You can vote if you were a shareholder of record at the close of business on February 1, 2017.

PROPOSALS THAT REQUIRE YOUR VOTE:

PROPOSAL		MORE INFORMATION	BOARD RECOMMENDATION	VOTES REQUIRED FOR APPROVAL

1	Election of Trustees	Page 14	FOR	Majority of all votes cast
2	Advisory Vote to Approve Executive Compensation*	Page 58	FOR	Majority of all votes cast
3	Advisory Vote on the Frequency of Future Advisory Votes to Approve Executive Compensation*	Page 59	THREE YEARS	Majority of all votes cast
4	Ratification of Independent Auditors*	Page 60	FOR	Majority of all votes cast
5	Shareholder Proposal Requesting that the Company's Board of Trustees Opt Out of Maryland's Unsolicited Takeovers Act, if Properly Presented*	Page 63	AGAINST	Majority of all votes cast
6	Shareholder Proposal Requesting that the Company's Board of Trustees Adopt a Proxy Access Bylaw, if Properly Presented*	Page 67	AGAINST	Majority of all votes cast

*
Non-binding advisory vote.

You can vote in advance in one of three ways:

via the internet
Visit www.proxyvote.com and enter your 16 digit control number provided in your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form before 11:59 p.m. Eastern time on June 14, 2017 to authorize a proxy VIA THE INTERNET.
by phone
Call 1-800-690-6903 if you are a shareholder of record and 1-800-454-8683 if you are a beneficial owner before 11:59 p.m. Eastern time on June 14, 2017 to authorize a proxy BY TELEPHONE.
You will need the 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form.
by mail	Sign, date and return your proxy card if you are a shareholder of record or voting instruction form if you are a beneficial owner to authorize a proxy BY MAIL.

If the meeting is postponed or adjourned, these times will be extended to 11:59 p.m. Eastern time on the day before the reconvened meeting.

PLEASE VISIT: www.proxyvote.com

  •
  Review and download easy to read versions of our Proxy Statement and Annual Report.
  •
  Sign up for future electronic delivery to reduce the impact on the environment.

Important Note About Meeting Admission Requirements: If you plan to attend the meeting in person, see the answer to question 14 beginning on page 11 of "Questions and Answers" for important details on admission requirements.

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PROXY SUMMARY

This summary highlights matters for consideration by shareholders at our 2017 Annual Meeting. You should read the entire Proxy Statement carefully before voting. Page references are supplied to help you find further information in this Proxy Statement.

BOARD NOMINEES (page 17)

Shareholders are being asked to elect the following two Trustees to our Company's Board of Trustees.

NAME OF TRUSTEE	AGE	OCCUPATION	COMMITTEE MEMBERSHIPS

John L. Harrington*	80	Chairman of the Board of Trustees of the Yawkey Foundation	Audit, Compensation (Chair) and Nominating and Governance Committees
Barry M. Portnoy**	71	Chairman of The RMR Group LLC	None

*
Independent Trustee

**
Managing Trustee

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION (page 58)

Shareholders are being asked to approve the executive compensation of the Company's named executive officers through a non-binding advisory vote. In evaluating the Company's compensation process for 2016, the Compensation Committee generally considered the results of the advisory vote of the Company's shareholders on the compensation of the executive officers named in the proxy statement for the Company's 2016 Annual Meeting of Shareholders.

ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE EXECUTIVE COMPENSATION (page 59)

Shareholders are being asked to vote on the frequency of future advisory votes to approve executive compensation through a non-binding advisory vote. The choices available under Section 14A of the Securities Exchange Act of 1934, as amended, are every year, every two years or every three years.

RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS (page 60)

Shareholders are being asked to ratify the appointment of Ernst & Young LLP as independent auditors of Hospitality Properties Trust for the Company's fiscal year ending December 31, 2017. The Company's Audit Committee evaluates the performance of the Company's independent auditors and determines whether to reengage the current independent auditors or consider other audit firms. In doing so, the Audit Committee considers the cost, quality and efficiency of the services provided by the auditors and the auditors' technical expertise and knowledge of the Company's operations and industry. Based on its consideration of these matters, the Audit Committee has appointed Ernst & Young LLP to serve as independent auditors for the fiscal year ending December 31, 2017.

HOSPITALITY PROPERTIES TRUST     2017 Proxy Statement    3

NON-BINDING SHAREHOLDER PROPOSAL REQUESTING THAT THE COMPANY'S BOARD OF TRUSTEES OPT OUT OF MARYLAND'S UNSOLICITED TAKEOVERS ACT, IF PROPERLY PRESENTED (page 63)

A shareholder proposal was submitted by UNITE HERE!, which is a labor union representing hotel workers in the United States, including hotel workers who are employees of the managers of some of our hotels. If the shareholder proponent, or its representative who is qualified under state law, is present at the 2017 Annual Meeting and properly submits the proposal for a vote, then the proposal will be voted on at the 2017 Annual Meeting. As an advisory vote, if approved, the proposal would be a non-binding recommendation to the Board.

NON-BINDING SHAREHOLDER PROPOSAL REQUESTING THAT THE COMPANY'S BOARD OF TRUSTEES ADOPT A "PROXY ACCESS" BYLAW, IF PROPERLY PRESENTED (page 67)

A shareholder proposal was submitted by the Comptroller of the City of New York, as the custodian and a trustee of the New York City Employees' Retirement System and the New York City Police Pension Fund, and custodian of the New York City Board of Education Retirement System. If the shareholder proponent, or its representative who is qualified under state law, is present at the 2017 Annual Meeting and properly submits the proposal for a vote, then the proposal will be voted on at the 2017 Annual Meeting. As an advisory vote, if approved, the proposal would be a non-binding recommendation to the Board.

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TWO NEWTON PLACE
255 WASHINGTON STREET, SUITE 300
NEWTON, MASSACHUSETTS 02458

April 24, 2017

PROXY STATEMENT

The Board of Trustees (the "Board") is furnishing this Proxy Statement to solicit proxies to be voted at the 2017 Annual Meeting of Shareholders (the "2017 Annual Meeting") of Hospitality Properties Trust, a Maryland real estate investment trust (together with its direct or indirect subsidiaries, the "Company," "we," "us" or "our"). The meeting will be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458 on Thursday, June 15, 2017, at 9:30 a.m., Eastern time.

The mailing address of the Company's principal executive offices is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458. The Company commenced mailing to its shareholders a Notice Regarding the Availability of Proxy Materials containing instructions on how to access the Company's Proxy Statement and its 2016 Annual Report on Form 10-K on or about April 24, 2017.

All properly executed written proxies, and all properly completed proxies submitted by telephone or internet, that are delivered pursuant to this solicitation will be voted at the 2017 Annual Meeting in accordance with the directions given in the proxy, unless the proxy is revoked prior to it being exercised at the meeting. These proxies also may be voted at any postponements or adjournments of the meeting.

Only owners of record of common shares of beneficial interest, par value $0.01 per share, of the Company ("Common Shares") as of the close of business on February 1, 2017, the record date for the meeting (the "Record Date"), are entitled to notice of, and to vote at, the meeting and at any postponements or adjournments of the meeting. Holders of the Common Shares are entitled to one vote for each Common Share held on the Record Date. On February 1, 2017, there were 164,268,199 Common Shares issued and outstanding.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2017 ANNUAL MEETING TO BE HELD ON THURSDAY, JUNE 15, 2017.

The Notice of 2017 Annual Meeting, Proxy Statement and Annual Report to Shareholders for the year ended December 31, 2016, are available at www.proxyvote.com.

HOSPITALITY PROPERTIES TRUST     2017 Proxy Statement    5

QUESTIONS AND ANSWERS

Proxy Materials and Voting Information

1. What is included in the proxy materials? What is a proxy statement and what is a proxy?

The proxy materials for the 2017 Annual Meeting include the Notice Regarding the Availability of Proxy Materials, Notice of 2017 Annual Meeting, this Proxy Statement and the Company's Annual Report on Form 10-K to shareholders for the fiscal year ended December 31, 2016 (the "Annual Report" and, together with the other materials, the "proxy materials"). If you request a paper copy of these materials, the proxy materials will also include a proxy card or voting instruction form.

A proxy statement is a document that the Securities and Exchange Commission ("SEC") regulations require the Company to give you when it asks you to return a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the shares you own. That other person is called your proxy. We are asking you to designate the following three persons as your proxies for the 2017 Annual Meeting: Jennifer B. Clark, Secretary; Mark L. Kleifges, Chief Financial Officer and Treasurer; and Adam D. Portnoy, Managing Trustee.

2. What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with the Company's registrar and transfer agent, Wells Fargo Shareowner Services, you are considered a shareholder of record of those shares. If you are a shareholder of record, you should receive only one notice or proxy card for all the Common Shares you hold in certificate form and in book entry form.

If your shares are held in an account you own at a bank or brokerage or you hold shares through another nominee, you are considered the "beneficial owner" of those shares. If you are a beneficial owner, you will receive voting instruction information from the bank, broker or other nominee through which you own your Common Shares.

If you hold some shares of record and some shares beneficially, you should receive a notice or proxy card for all the Common Shares you hold of record and a separate voting instruction form for the shares from the bank, broker or other nominee through which you own Common Shares.

3. What different methods can I use to vote?

By Written Proxy. All shareholders of record can submit voting instructions by written proxy card. If you are a shareholder of record and receive a Notice Regarding the Availability of Proxy Materials, you may request a written proxy card by following the instructions included in the notice. If you are a beneficial owner, you may request a written proxy card or a voting instruction form from your bank, broker or other nominee. Proxies submitted by mail must be received by 11:59 p.m. Eastern time on June 14, 2017 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m. Eastern time on the day immediately preceding the date of the reconvened meeting.

By Telephone or Internet. All shareholders of record also can authorize a proxy to vote their shares by touchtone telephone by calling 1-800-690-6903, or through the internet at www.proxyvote.com, using the procedures and instructions described in your Notice Regarding the Availability of Proxy Materials or

6    HOSPITALITY PROPERTIES TRUST     2017 Proxy Statement

proxy card. Beneficial owners may authorize a proxy by telephone or internet if their bank, broker or other nominee makes those methods available, in which case the bank, broker or nominee will include the instructions with the proxy voting materials. To authorize a proxy by telephone or internet, you will need the 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form. The telephone and internet proxy authorization procedures are designed to authenticate shareholder identities, to allow shareholders to vote their shares and to confirm that their instructions have been recorded properly. Proxies submitted by telephone or through the internet must be received by 11:59 p.m., Eastern time, on June 14, 2017 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m., Eastern time, on the day immediately preceding the date of the reconvened meeting.

In Person. All shareholders of record may vote in person at the meeting. Beneficial owners may vote in person at the meeting if they have a legal proxy, as described in the response to question 15.

If you have any questions or need assistance in voting your shares or authorizing your proxy, please call the firm assisting the Company in the solicitation of proxies:

Morrow Sodali LLC
470 West Avenue
Stamford, Connecticut 06902
Shareholders Call Toll Free: (800) 662-5200
Banks and Brokers Call Collect: (203) 658-9400

4. Who may vote at the 2017 Annual Meeting?

Holders of record of Common Shares as of the close of business on February 1, 2017, the Record Date, may vote at the meeting. Holders of Common Shares are entitled to one vote for each Common Share held on the Record Date.

HOSPITALITY PROPERTIES TRUST     2017 Proxy Statement    7

5. What are my voting choices for each of the proposals to be voted on at the 2017 Annual Meeting and what are the voting standards?

Proposal	Voting Choices and Board Recommendation	Voting Standard

Item 1: Election of Trustees

•

vote in favor of both Trustee nominees;

•

vote against both Trustee nominees;

•

abstain from voting on the election of both Trustee nominees;

•

vote in favor of one Trustee nominee and abstain from voting on the other Trustee nominee; or

•

vote against one Trustee nominee and abstain from voting on the other Trustee nominee.

The Board recommends a vote FOR both Trustee nominees.

Majority of all votes cast
Item 2: Advisory Vote to Approve Executive Compensation*	• vote in favor of the proposal; • vote against the proposal; or • abstain from voting on the proposal. The Board recommends a vote FOR the advisory vote to approve executive compensation.	Majority of all votes cast
Item 3: Advisory Vote on the Frequency of Future Advisory Votes to Approve Executive Compensation*

•

vote in favor of every year as the frequency;

•

vote in favor of every two years as the frequency;

•

vote in favor of every three years as the frequency; or

•

abstain from voting on the proposal.

The Board recommends a vote for every THREE YEARS as the frequency of future advisory votes to approve executive compensation.

Majority of all votes cast
Item 4: Ratification of the Appointment of Ernst & Young LLP as Independent Auditors†	• vote in favor of the ratification; • vote against the ratification; or • abstain from voting on the ratification. The Board recommends a vote FOR the ratification.	Majority of all votes cast
Item 5: Shareholder Proposal Requesting that Board Opt Out of Maryland's Unsolicited Takeovers Act, if Properly Presented††

•

vote in favor of the shareholder proposal;

•

vote against the shareholder proposal; or

•

abstain from voting on the shareholder proposal.

The Board recommends a vote AGAINST the shareholder proposal.

Majority of all votes cast
Item 6: Shareholder Proposal Requesting that the Board Adopt a Proxy Access Bylaw, if Properly Presented††

•

vote in favor of the shareholder proposal;

•

vote against the shareholder proposal; or

•

abstain from voting on the shareholder proposal.

The Board recommends a vote AGAINST the shareholder proposal.

Majority of all votes cast

*
As advisory votes, the proposal to approve executive compensation and the proposal on the frequency of future advisory votes are not binding upon the Company. Our Compensation Committee, which is 100% comprised of Independent Trustees and is responsible for designing and administering the Company's executive compensation program, and the Board value the opinions expressed by shareholders and will consider the outcome of these votes, among other factors, when making future compensation decisions.

†
Our Audit Committee, which is 100% comprised of Independent Trustees, appoints the Company's independent auditors. Your vote will ratify prior action by the Audit Committee and will not be binding upon the Audit Committee. However, the Audit Committee values the opinions of the Company's shareholders and may reconsider its prior appointment of the independent auditors or consider the results of this shareholder vote, among other factors, when it determines to appoint the Company's independent auditors in the future.

††
As advisory votes, the shareholder proposals are not binding upon the Company and, if approved, would serve only as recommendations to the Board. However, the Board values the opinion of the Company's shareholders and will consider the outcome of these votes and other factors and circumstances.

8    HOSPITALITY PROPERTIES TRUST     2017 Proxy Statement

6. What if I am a shareholder of record and do not specify a choice for a matter when returning a proxy card or authorizing a proxy by internet or telephone?

If you return a signed proxy card or authorize a proxy by internet or telephone and do not specify a choice for a matter, you will be instructing your proxy to vote in the manner recommended by the Board on that matter:

  •
  FOR the election of both Trustee nominees identified in this Proxy Statement;

  •
  FOR the advisory vote to approve executive compensation;

  •
  Every THREE YEARS as the frequency of future advisory votes to approve executive compensation;

  •
  FOR the proposal to ratify the appointment of Ernst & Young LLP as independent auditors;

  •
  AGAINST the non-binding shareholder proposal requesting that the Board opt out of Maryland's Unsolicited Takeovers Act, if properly presented; and

  •
  AGAINST the non-binding shareholder proposal requesting that the Board adopt a proxy access bylaw, if properly presented.

7. What if I am a beneficial owner and do not give voting instructions to my broker?

If you are a beneficial owner and do not provide voting instructions to your bank, broker or other nominee, the following applies:

Non-Discretionary Items. The election of Trustees, the advisory vote to approve executive compensation, the advisory vote on the frequency of future advisory votes to approve executive compensation, the non-binding shareholder proposal requesting that the Board opt out of Maryland's Unsolicited Takeovers Act (if properly presented) and the non-binding shareholder proposal requesting that the Board adopt a proxy access bylaw (if properly presented) are non-discretionary items and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners. The result of the inability of a broker, bank or other nominee to vote on a non-discretionary item for which it has not received specific voting instructions from beneficial owners is referred to as a broker non-vote.

Discretionary Items. The ratification of the appointment of Ernst & Young LLP as independent auditors is a discretionary item. Generally, banks, brokers and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion.

8. What is a quorum? How are abstentions and broker non-votes counted?

A quorum of shareholders is required for shareholders to take action at the 2017 Annual Meeting. The presence, in person or by proxy, of shareholders entitled to cast a majority of all the votes entitled to be cast at the 2017 Annual Meeting constitutes a quorum.

Abstentions and broker non-votes are included in determining whether a quorum is present. Abstentions are not votes cast and, therefore, will not be included in vote totals and will have no effect on the

HOSPITALITY PROPERTIES TRUST     2017 Proxy Statement    9

outcome of any Item to be voted on at the 2017 Annual Meeting. Broker non-votes are not votes cast and, therefore, will not be included in vote totals and will have no effect on the outcome of Item 1, 2, 3, 5 or 6 to be voted on at the 2017 Annual Meeting. There can be no broker non-votes on Item 4 as it is a matter on which, if you hold your shares in street name and do not provide voting instructions to the broker, bank or other nominee that holds your shares, the nominee has discretionary authority to vote on your behalf.

9. What may I do if I change my mind after I authorize a proxy to vote my shares?

Shareholders have the right to revoke a proxy at any time before it is voted at the 2017 Annual Meeting, subject to the proxy voting deadlines described above. Shareholders may revoke a proxy by authorizing a proxy again on a later date by internet or by telephone (only the last internet or telephone proxy submitted prior to the meeting will be counted) or by signing and returning a later dated proxy card or by attending the meeting and voting in person. If you are a beneficial owner, see the response to question 15.

A shareholder's attendance at the 2017 Annual Meeting will not revoke that shareholder's proxy unless that shareholder votes again at the meeting or sends an original written statement to the Secretary of the Company revoking the prior proxy. An original written notice of revocation or subsequent proxy should be delivered to Hospitality Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, Attention: Secretary, or hand delivered to the Secretary before the taking of the vote at the 2017 Annual Meeting.

Beneficial owners who wish to change their votes should contact the organization that holds their shares.

10. Can I access the proxy materials on the internet? How can I sign up for the electronic proxy delivery service?

The Notice of 2017 Annual Meeting, this Proxy Statement and the Annual Report are available at www.proxyvote.com. You may access these proxy materials on the internet through the conclusion of the 2017 Annual Meeting.

Instead of receiving future copies of the proxy materials by mail, shareholders of record and most beneficial owners may elect to receive these materials electronically. Opting to receive your future proxy materials electronically will save us the cost of printing and mailing documents, and also will give you an electronic link to the proxy voting site. Your Notice Regarding the Availability of Proxy Materials instructs you as to how you may request electronic delivery of future proxy materials.

11. When will the Company announce the voting results?

The Company will report the final results in a Current Report on Form 8-K filed with the SEC following the completion of the 2017 Annual Meeting.

12. How are proxies solicited and what is the cost?

The Company bears all expenses incurred in connection with the solicitation of proxies. The Company has engaged Morrow Sodali LLC ("Morrow") to assist with the solicitation of proxies for an estimated fee of $25,000 plus reimbursement of expenses. The Company has agreed to indemnify Morrow against certain liabilities arising out of the Company's agreement with Morrow. We will request banks, brokers and other nominees to forward proxy materials to the beneficial owners of Common Shares and to obtain their voting instructions. We will reimburse those firms for their expenses of forwarding proxy materials.

10    HOSPITALITY PROPERTIES TRUST     2017 Proxy Statement

Proxies may also be solicited, without additional compensation, by the Company's Trustees and officers, and by The RMR Group LLC ("RMR LLC"), its officers and employees and its parent's and subsidiaries' directors, officers and employees, by mail, telephone or other electronic means or in person.

13. What is householding?

As permitted by the Securities Exchange Act of 1934, as amended (the "Exchange Act"), we may deliver only one copy of the Notice Regarding the Availability of Proxy Materials, Notice of 2017 Annual Meeting, this Proxy Statement and the Annual Report to Shareholders residing at the same address, unless the shareholders have notified us of their desire to receive multiple copies of those documents. This practice is known as "householding."

We will deliver a separate copy of any of those documents to you if you write to the Company at Investor Relations, Hospitality Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or call the Company at (617) 796-8232. If you want to receive separate copies of our notices regarding the availability of proxy materials, notices of annual meetings, proxy statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee, or you may contact us at the above address or telephone number.

2017 Annual Meeting Information

14. How do I attend the 2017 Annual Meeting in person?

IMPORTANT NOTE: If you plan to attend the 2017 Annual Meeting, you must follow these instructions to ensure admission.

All attendees need to bring photo identification for admission. Please note that cameras and audio or video recorders are not permitted at the meeting. Any cell phones, pagers or similar electronic devices must be shut off for the duration of the meeting.

Attendance at the meeting is limited to the Company's Trustees and officers, shareholders as of the Record Date (February 1, 2017) or their duly authorized representatives or proxies, and persons permitted by the Chairman of the meeting.

  •
  Record owners: If you are a shareholder who holds shares directly, you need not present any documentation to attend the 2017 Annual Meeting, other than photo identification.

  •
  Beneficial owners: If you are a shareholder who holds shares indirectly through a brokerage firm, bank or other nominee, you may be required to present evidence of your beneficial ownership of shares. For this purpose, a letter or account statement from the applicable brokerage firm, bank or other nominee confirming such ownership will be acceptable. Please note that you will not be able to vote your shares at the meeting without a legal proxy, as described in the response to question 15.

  •
  Authorized named representatives: If you are a shareholder as of the Record Date and intend to appoint an authorized named representative to attend the meeting on your behalf, including if you are a corporation, partnership, limited liability company or other entity, you must notify us of your intent by regular mail to our Secretary, by e-mail to secretary@hptreit.com or by fax to (617) 969-5730. Requests for authorized named representatives to attend the meeting must be received no later than Thursday, June 8, 2017, or if the meeting is postponed or adjourned to a later date on or before the 5th business day before the reconvened meeting.

HOSPITALITY PROPERTIES TRUST     2017 Proxy Statement    11

Please include the following information when submitting your request:

(1)
Your name and complete mailing address;

(2)
Proof that you owned shares of the Company as of February 1, 2017 (such as a copy of the portion of your voting instruction form showing your name and address, a bank or brokerage firm account statement or a letter from the bank, broker or other nominee holding your shares); and

(3)
A signed authorization appointing such individual to be your authorized named representative at the meeting, which includes the name, address, telephone number and e-mail address of the authorized named representative.

Upon receipt of proper documentation, you and your named representative will receive confirmation that your named representative has been authorized to attend the meeting. For admission to the meeting, the photo ID presented must match the documentation provided in response to item (3) above. The Company reserves the right to limit the number of representatives who may attend the meeting.

If you have questions regarding these admission procedures, please call Investor Relations at (617) 796-8232.

15. How can I vote in person at the meeting if I am a beneficial owner?

If you are a beneficial owner and want to vote your shares at the 2017 Annual Meeting, you need a legal proxy from your bank, broker or other nominee. You also need to follow the procedures described in the response to question 14 and to bring the legal proxy with you to the meeting and hand it in with a signed ballot that will be provided to you at the meeting. You will not be able to vote your shares at the meeting without a legal proxy. If you do not have a legal proxy, you can still attend the meeting by following the procedures described in the response to question 14. However, you will not be able to vote your shares at the meeting without a legal proxy. The Company encourages you to vote your shares in advance, even if you intend to attend the meeting.

Company Documents, Communications and Shareholder Proposals

16. How can I view or request copies of the Company's SEC filings and other documents?

You can visit our website to view our SEC filings and our Governance Guidelines, Board committee charters and Code of Business Conduct and Ethics (the "Code"). To view these documents, go to www.hptreit.com, click on "Investors" and then click on "Governance." To view the Company's SEC filings and Forms 3, 4 and 5 filed by the Company's Trustees and executive officers go to www.hptreit.com, click on "Investors," click on "Financial Information" and click on "SEC Filings."

We will deliver free of charge, upon request, a copy of the Company's Governance Guidelines, Board committee charters, Code or Annual Report to any shareholder requesting a copy. Requests should be directed to the Company's Investor Relations Department at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

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17. How can I communicate with the Company's Trustees?

Any shareholder or other interested person who wants to communicate with the Company's Trustees, individually or as a group, should fill out a report at the Company's website, www.hptreit.com, call the Company's toll free confidential message system at (866) 511-5038, write to the party for whom the communication is intended, c/o Secretary, Hospitality Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or email secretary@hptreit.com. The communication will then be delivered to the appropriate party or parties.

18. How do I submit a proposal for action at the 2018 Annual Meeting of Shareholders?

A proposal for action to be presented by any shareholder at the Company's 2018 Annual Meeting of Shareholders must be submitted as follows:

  •
  For a proposal to be eligible to be included in the proxy statement pursuant to Rule 14a-8 under the Exchange Act, the proposal must be received at the Company's principal executive offices by December 25, 2017.

  •
  If the proposal is not to be included in the proxy statement pursuant to Rule 14a-8, the proposal must be made in accordance with the procedures and requirements set forth in our Amended and Restated Bylaws, as amended (our "Bylaws"), and must be received by the Company not later than 5:00 p.m., Eastern time, on November 2, 2017 and not earlier than October 3, 2017.

Proposals should be sent to the Company's Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

For additional information regarding how to submit a shareholder proposal, see page 35 of this Proxy Statement.

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ELECTION OF TRUSTEES (ITEM 1)

The Board serves as the decision making body of the Company, except for those matters reserved to the shareholders. The Board selects and oversees the Company's officers, who are charged by the Board with conducting the day to day business of the Company.

Election Process

In accordance with our Amended and Restated Declaration of Trust (our "Declaration of Trust") and Bylaws, the Board consists of five members. Pursuant to our Declaration of Trust and Bylaws, three of our Trustees are Independent Trustees and two of our Trustees are Managing Trustees. On April 20, 2017, the Board elected to be subject to Section 3-803 of Subtitle 8 of the Maryland General Corporation Law, which subtitle is commonly referred to as the Maryland Unsolicited Takeovers Act ("MUTA"), effective that same day. Pursuant to this election, the Board was divided into three classes with the following terms: John L. Harrington and Barry M. Portnoy in Class I with a term expiring at the 2017 Annual Meeting and until their successors are duly elected and qualify; William A. Lamkin in Class II with a term expiring at our 2018 Annual Meeting of Shareholders and until his successor is duly elected and qualifies; and Donna D. Fraiche and Adam D. Portnoy in Class III with a term expiring at our 2019 Annual Meeting of Shareholders and until their successors are duly elected and qualify. The Board's decision to adopt a classified Board was not taken in response to any known takeover attempt or threat. The Trustees in Class I are standing for election at the 2017 Annual Meeting. For further information regarding the Board's election to be subject to Section 3-803 of MUTA, please see the Company's Current Report on Form 8-K dated April 20, 2017 filed with the SEC. This document is available at www.sec.gov.

A majority of all the votes cast at the meeting is required to elect a Trustee at the 2017 Annual Meeting.

Trustee Nominations

The Nominating and Governance Committee is responsible for identifying and evaluating nominees for Trustee and for recommending to the Board nominees for election at each Annual Meeting of Shareholders. The Nominating and Governance Committee may consider candidates suggested by the Company's Trustees, officers or shareholders or by others.

Shareholder Recommendations for Nominees. Shareholders who would like to recommend a nominee for the position of Trustee should submit their recommendations in writing by mail to the Chair of the Nominating and Governance Committee, c/o Hospitality Properties Trust, Secretary, at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or by e-mail to secretary@hptreit.com. A shareholder's recommendation should include any information that the recommending shareholder believes relevant to the Nominating and Governance Committee's consideration. The Nominating and Governance Committee may request additional information about the shareholder recommended nominee or about the shareholder recommending the nominee. Recommendations by shareholders will be considered by the Nominating and Governance Committee in its discretion using the same criteria as other candidates it considers.

Shareholder Nominations for Trustee. Our Bylaws also provide that a shareholder of the Company may nominate a person for election to the Board provided the shareholder complies with the advance notice provisions set forth in our Bylaws, which include, among other things, requirements as to the proposing shareholder's timely delivery of advance notice, continuous requisite ownership of Common Shares and submission of specified documentation and information. For more information on how shareholders can nominate Trustees for election to the Board, see "Shareholder Nominations and Other Proposals" beginning on page 35.

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Trustee Qualifications

Trustees are responsible for overseeing the Company's business. This significant responsibility requires highly skilled individuals with various qualities, attributes and professional experience. The Board believes that there are general requirements that are applicable to all Trustees, qualifications applicable to Independent Trustees and other skills and experience that should be represented on the Board as a whole, but not necessarily by each Trustee. In accordance with our Declaration of Trust and Bylaws, the Board consists of five Trustees: two Managing Trustees and three Independent Trustees. Independent Trustees are not employees of RMR LLC, are not involved in the Company's day to day activities and are persons who qualify as independent under the applicable rules of The NASDAQ Stock Market LLC ("NASDAQ") and the SEC. Managing Trustees have been employees, officers or directors of RMR LLC or have been involved in the Company's day to day activities for at least one year prior to such Trustee's election. The Board and the Nominating and Governance Committee consider the qualifications of Trustees and Trustee candidates individually and in the broader context of the Board's overall composition and the Company's current and future needs.

In addition, our Bylaws require that candidates submit detailed personal and financial information required in connection with our regulation by state gaming authorities.

Qualifications for All Trustees

In its assessment of each potential candidate, including those recommended by shareholders, the Nominating and Governance Committee considers the potential nominee's integrity, experience, achievements, judgment, intelligence, competence, personal character, likelihood that a candidate will be able to serve on the Board for an extended period and other matters that the Nominating and Governance Committee deems appropriate. The Nominating and Governance Committee also takes into account the ability of a potential nominee to devote the time and effort necessary to fulfill his or her responsibilities to the Company.

The Board and Nominating and Governance Committee require that each Trustee candidate be a person of high integrity with a proven record of success in his or her field. Each Trustee candidate must demonstrate the ability to make independent analytical inquiries, familiarity with and respect for corporate governance requirements and practices and a commitment to serving the Company's long term best interests. In addition, the Nominating and Governance Committee may conduct interviews of potential Trustee candidates to assess intangible qualities, including the individual's ability to ask appropriate questions and to work collegially. The Board does not have a specific diversity policy in connection with the selection of nominees for Trustee, but due consideration is given to the Board's overall balance of diversity, including professional background, experience, perspective, gender and ethnicity.

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Specific Qualifications, Attributes, Skills and Experience to be Represented on the Board

The Board has identified particular qualifications, attributes, skills and experience that are important to be represented on the Board as a whole, in light of the Company's long term interests. The following table summarizes certain key characteristics of the Company's business and the associated qualifications, attributes, skills and experience that the Board believes should be represented on the Board.

Business Characteristics	Qualifications, Attributes, Skills and Experience

The Board's responsibilities include understanding and overseeing the various risks facing the Company and ensuring that appropriate policies and procedures are in place to effectively manage those risks.	• Risk oversight/management expertise. • Service on other public company boards and committees. • Operating business experience.

The Company's business involves complex financial and real estate transactions.

•

High level of financial literacy.

•

Knowledge of commercial real estate industry and real estate investment trusts ("REITs").

•

Familiarity with hospitality and entertainment businesses and management contract and franchise agreement trends.

•

Familiarity with travel center, quick service restaurant, truck repair and convenience store businesses, and related leasing trends.

•

Management/leadership experience.

•

Knowledge of the Company's historical business activities.

•

Familiarity with the public capital markets.

•

Work experience.

The Board must constantly evaluate the Company's strategic direction in light of current real estate trends and trends in the hotel and travel center industries.

•

Experience at a strategic or policymaking level in a business, government, non-profit or academic organization of high standing.

•

Commitment to serve on the Board over a period of years in order to develop knowledge about the Company's operations.

•

Understanding of the impact of financial market trends on the real estate industry.

The Board meets frequently and, at times, on short notice to consider time sensitive issues.	• Sufficient time and availability to devote to Board and committee matters. • Practical wisdom and mature judgment.

The Board is comprised of two Managing Trustees and three Independent Trustees.	• Qualifying as a Managing Trustee in accordance with the requirements of our Bylaws. • Qualifying as an Independent Trustee in accordance with the requirements of NASDAQ, the SEC and our Bylaws.

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2017 Nominees for Trustee

The following table sets forth the names of the Trustee nominees and those Trustees who will continue to serve after the 2017 Annual Meeting:

Name	Position	Class	Current Term Expires

John L. Harrington*	Independent Trustee	I	2017
Barry M. Portnoy*	Managing Trustee	I	2017
William A. Lamkin	Independent Trustee	II	2018
Donna D. Fraiche	Independent Trustee	III	2019
Adam D. Portnoy	Managing Trustee	III	2019

*
2017 Trustee nominee

Upon the recommendation of the Nominating and Governance Committee, the Board has nominated John L. Harrington and Barry M. Portnoy for election as an Independent Trustee and a Managing Trustee, respectively, in Class I. Each Trustee nominee currently serves on the Board. If elected, each nominee would serve until the Company's 2020 Annual Meeting of Shareholders and until his successor is duly elected and qualifies, subject to the individual's earlier death, resignation, retirement, disqualification or removal.

We expect each nominee for election as a Trustee will be able to serve if elected. However, if a nominee should become unable or unwilling to serve, proxies may be voted for the election of a substitute nominee designated by the Board.

The Board believes that the combination of the various qualifications, attributes, skills and experiences of the Trustee nominees would contribute to an effective Board serving the Company's long term best interests. The Board and the Nominating and Governance Committee believe that the Trustee nominees possess the necessary qualifications to provide effective oversight of the business and quality advice and counsel to the Company's management. Below is a summary of the key experiences, qualifications, attributes and skills that led the Nominating and Governance Committee and the Board to conclude such person is currently qualified to serve as a Trustee.

The Board of Trustees recommends a vote "FOR" the election of both Trustee nominees.

Trustees and Executive Officers

The following is some important biographical information, including the ages and recent principal occupations, as of March 31, 2017, of the Company's Trustees, Trustee nominees and executive officers. The business address of the Trustees, Trustee nominees and executive officers is c/o Hospitality Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458. Included in each Trustee's biography below are the attributes of that Trustee consistent with the qualifications, attributes, skills and experience the Board has determined are important to be represented on the Board. For a general discussion of the particular Trustee qualifications, attributes, skills and experience, and the process for selecting and nominating individuals for election to serve as a Trustee, please see "Election of Trustees" beginning on page 14.

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Trustee Nominees

John L. Harrington

Independent Trustee since 1995; Lead Independent Trustee since 2015

Class/Term: Class I with a term expiring at the 2017 Annual Meeting

Age: 80

Board Committees: Audit; Compensation (Chair); Nominating and Governance

Other Public Company Boards: Senior Housing Properties Trust (since 1999); RMR Real Estate Income Fund, including its predecessor funds (since 2002); Government Properties Income Trust (since 2009)

Mr. Harrington has been chairman of the board of trustees of the Yawkey Foundation (a charitable foundation) since 2007 and prior to that from 2002 to 2003. He served as a trustee of the Yawkey Foundation since 1982 and as executive director from 1982 to 2006. He was also a trustee of the JRY Trust from 1982 through 2009. Mr. Harrington was chief executive officer and general partner of the Boston Red Sox Baseball Club from 1986 to 2002 and served as that organization's vice president and chief financial officer prior to that time. He was president of Boston Trust Management Corp. from 1981 to 2006 and a principal of Bingham McCutchen Sports Consulting LLC from 2007 to 2008. Mr. Harrington represented the Boston Red Sox majority interest in co-founding The New England Sports Network, managing it from 1981 to 2002. Mr. Harrington served as a director of Fleet Bank from 1995 to 1999 and of Shawmut Bank of Boston from 1986 to 1995, a member of the Major League Baseball Executive Council from 1998 to 2001, assistant secretary of administration and finance for the Commonwealth of Massachusetts in 1980, treasurer of the American League of Professional Baseball Clubs from 1970 to 1972, assistant professor and director of admissions, Carroll Graduate School of Management at Boston College from 1967 through 1970 and as supervisory auditor for the U.S. General Accounting Office from 1961 through 1966. He was an independent trustee of RMR Funds Series Trust from shortly after its formation in 2007 until its dissolution in 2009. Mr. Harrington has held many civic leadership positions and received numerous leadership awards and honorary doctorate degrees. Mr. Harrington holds a Massachusetts license as a certified public accountant.

Specific Qualifications, Attributes, Skills and Experience:

•

demonstrated leadership capability;

•

work on public company boards and board committees and in key management roles in various enterprises;

•

service on the boards of several private and charitable organizations;

•

professional skills and expertise in accounting, finance and risk management and experience as a chief financial officer;

•

expertise in compensation and benefits matters;

•

institutional knowledge earned through prior service on the Board; and

•

qualifying as an Independent Trustee in accordance with the requirements of NASDAQ, the SEC and our Bylaws.

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Barry M. Portnoy

Managing Trustee since 1995

Class/Term: Class I with a term expiring at the 2017 Annual Meeting

Age: 71

Other Public Company Boards: Government Properties Income Trust (since 2009); Senior Housing Properties Trust (since 1999); Five Star Senior Living Inc. (since 2001); RMR Real Estate Income Fund, including its predecessor funds (since 2002); TravelCenters of America LLC (since 2006); Select Income REIT (since 2011); The RMR Group Inc. (since 2015)

Mr. Portnoy has been one of the managing directors of The RMR Group Inc. ("RMR Inc.") since shortly after its formation in 2015. Mr. Portnoy is a chairman of RMR LLC and was a director of RMR LLC from its founding in 1986 until June 5, 2015, when RMR LLC became a majority owned subsidiary of RMR Inc. and RMR Inc. became RMR LLC's managing member. Mr. Portnoy is an owner and trustee of ABP Trust, the controlling shareholder of RMR Inc. Mr. Portnoy has been a director of Tremont Realty Advisors LLC since March 2016, chairman of RMR Advisors LLC since 2015 and a director and a vice president of RMR Advisors LLC since its founding in 2002. Mr. Portnoy has been an owner and director of Sonesta International Hotels Corporation since 2012. Mr. Portnoy was a trustee of Equity Commonwealth from its founding in 1986 until 2014. Prior to his becoming a full time employee of RMR LLC in 1997, Mr. Portnoy was a partner in, and chairman of, the law firm of Sullivan & Worcester LLP.

Specific Qualifications, Attributes, Skills and Experience:

•

demonstrated leadership capability;

•

extensive experience in, and knowledge of, the commercial real estate industry, the hospitality and travel industry and REITs;

•

leadership position with RMR LLC;

•

extensive public company director service;

•

professional skills and expertise in, among other things, legal and regulatory matters;

•

institutional knowledge earned through prior service on the Board and in key leadership positions with RMR LLC; and

•

qualifying as a Managing Trustee in accordance with the requirements of our Bylaws.

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Trustees

William A. Lamkin

Independent Trustee since 2007

Class/Term: Class II with a term expiring at the 2018 Annual Meeting of Shareholders

Age: 57

Board Committees: Audit (Chair); Compensation; Nominating and Governance

Other Public Company Boards: Select Income REIT (since 2012)

Mr. Lamkin has been a partner in Ackrell Capital LLC, a San Francisco based investment bank, since 2003. Mr. Lamkin was an independent trustee of Equity Commonwealth from 2006 until 2014. Prior to being a partner in Ackrell Capital LLC, he was employed as a financial consultant and as an investment banker, including as a senior vice president in the investment banking division of ABN AMRO. Prior to working as a financial consultant and as an investment banker, Mr. Lamkin was a practicing attorney.

Specific Qualifications, Attributes, Skills and Experience:

•

experience in, and knowledge of, the commercial real estate and investment banking industries;

•

demonstrated management ability;

•

experience in capital raising and strategic business transactions;

•

professional training, skills and expertise in, among other things, legal and finance matters;

•

work on public company boards and board committees;

•

institutional knowledge earned through prior service on the Board; and

•

qualifying as an Independent Trustee in accordance with the requirements of NASDAQ, the SEC and our Bylaws.

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Donna D. Fraiche

Independent Trustee since 2015

Class/Term: Class III with a term expiring at the 2019 Annual Meeting of Shareholders

Age: 65

Board Committees: Audit; Compensation; Nominating and Governance (Chair)

Other Public Company Boards: Five Star Senior Living Inc. (since 2010); Select Income REIT (since 2012)

Ms. Fraiche is a shareholder in the law firm of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC and has practiced law in that firm since 2004. Previously, Ms. Fraiche practiced law with the firm now known as Locke Lord LLP in New Orleans. Ms. Fraiche is currently president of the Louisiana State Supreme Court Historical Society. She was recently appointed to the American Hospital Association Council on Governance and is a past president and a fellow of the American Health Lawyer's Association. She is a former chair of the Louisiana Health Care Commission and has previously served as chair of the Long Term Community Planning Task Force and Health Care Committee of the Louisiana Recovery Authority, delegate of the Louisiana Recovery Authority to the Louisiana Health Care Redesign Collaborative, and past chair of the board of trustees of Loyola University, among numerous other business and civic responsibilities. She serves on the executive board and on the investments committee of the Baton Rouge Area Foundation and the executive committee and real estate committee of Women's Hospital. Ms. Fraiche also serves as honorary consul general for Japan in New Orleans.

Specific Qualifications, Attributes, Skills and Experience:

•

professional legal skills;

•

many leadership roles and experiences, including her service in numerous public policy and civic leadership roles;

•

work on public company boards and board committees;

•

institutional knowledge earned through prior service on the Board; and

•

qualifying as an Independent Trustee in accordance with the requirements of NASDAQ, the SEC and our Bylaws.

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Adam D. Portnoy

Managing Trustee since 2007

Class/Term: Class III with a term expiring at the 2019 Annual Meeting of Shareholders

Age: 46

Other Public Company Boards: Government Properties Income Trust (since 2009); Senior Housing Properties Trust (since 2007); RMR Real Estate Income Fund, including its predecessor funds (since 2009); Select Income REIT (since 2011); The RMR Group Inc. (since 2015)

Mr. Portnoy has been one of the managing directors of RMR Inc. and its president and chief executive officer since shortly after its formation in 2015. Mr. Portnoy is president and chief executive officer of RMR LLC and was a director of RMR LLC from 2006 until June 5, 2015, when RMR LLC became a majority owned subsidiary of RMR Inc. and RMR Inc. became RMR LLC's managing member. Mr. Portnoy has been a director, the president and chief executive officer of Tremont Realty Advisors LLC since March 2016, a director and the president of RMR Advisors LLC since 2007 and chief executive officer of RMR Advisors LLC since 2015. Mr. Portnoy is an owner, trustee and officer of ABP Trust, the controlling shareholder of RMR Inc. Mr. Portnoy is an owner and has been a director of Sonesta International Hotels Corporation since 2012. Mr. Portnoy served as president of RMR Real Estate Income Fund from 2007 to 2015 and as president of Government Properties Income Trust from 2009 to 2011. Mr. Portnoy was a managing trustee of Equity Commonwealth from 2006 until 2014 and served as its president from 2011 to 2014. Prior to joining RMR LLC in 2003, Mr. Portnoy held various positions in the finance industry and public sector, including working as an investment banker at Donaldson, Lufkin & Jenrette and ABN AMRO as well as working in private equity at DLJ Merchant Banking Partners and at the International Finance Corporation (a member of The World Bank Group). In addition, Mr. Portnoy previously founded and served as chief executive officer of a privately financed Internet telecommunication company. Mr. Portnoy currently serves as the honorary consul general of the Republic of Bulgaria in Massachusetts, and previously served on the board of governors for the National Association of Real Estate Investment Trusts and the board of trustees of Occidental College.

Specific Qualifications, Attributes, Skills and Experience:

•

extensive experience in, and knowledge of, the commercial real estate industry and REITs;

•

leadership position with RMR LLC and demonstrated management ability;

•

public company director service;

•

experience in investment banking and private equity;

•

government organization service;

•

experience in starting an Internet telecommunications company and serving as its senior executive;

•

institutional knowledge earned through prior service on the Board and in key leadership positions with RMR LLC; and

•

qualifying as a Managing Trustee in accordance with the requirements of our Bylaws.

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Executive Officers

John G. Murray

President and Chief Operating Officer since 1996; Assistant Secretary since 2008

Age: 56

Mr. Murray has served in various capacities with RMR LLC and its affiliates since 1993, including as an executive vice president of RMR LLC since 2001 and as a senior vice president of RMR LLC from 1993 to 2001. Since 2014, Mr. Murray has been a member of the board of directors of the American Hotel & Lodging Association representing the owners' segment of the association. Prior to joining RMR LLC, Mr. Murray was employed at Fidelity Brokerage Services Inc. and at Ernst & Young LLP.

Mark L. Kleifges

Chief Financial Officer and Treasurer since 2002

Age: 56

Mr. Kleifges has been an executive vice president of RMR LLC since 2008 and has served in various capacities with RMR LLC and its affiliates for more than ten years. Mr. Kleifges has been chief financial officer and treasurer of Government Properties Income Trust since 2011. Mr. Kleifges was a vice president of RMR Advisors LLC from 2003 to 2004 and since 2004 has been its chief financial officer and treasurer. He has also served as chief financial officer and treasurer of RMR Real Estate Income Fund since 2003. Mr. Kleifges is a certified public accountant and was previously a partner at Arthur Andersen LLP.

Ethan S. Bornstein

Senior Vice President since 2008; Vice President since 1999 to 2008

Age: 43

Mr. Bornstein has served in various capacities with RMR LLC and its affiliates for more than seventeen years, including as a senior vice president of RMR LLC since 2008.

Barry Portnoy is the father of Adam Portnoy. Ethan Bornstein is the son-in-law of Barry Portnoy and the brother-in-law of Adam Portnoy. There are no other family relationships among any of the Company's Trustees or executive officers. The Company's executive officers serve at the discretion of the Board.

RMR LLC provides management services to public and private companies, including the Company, Government Properties Income Trust, Select Income REIT, Senior Housing Properties Trust, Five Star Senior Living Inc., TravelCenters of America LLC, Sonesta International Hotels Corporation and Affiliates Insurance Company. Government Properties Income Trust is a public REIT that primarily invests in properties that are majority leased to government tenants ("GOV"). Select Income REIT is a public REIT

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that primarily owns net leased, single tenant properties ("SIR"). Senior Housing Properties Trust is a public REIT that primarily owns healthcare, senior living and medical office buildings ("SNH" and, together with GOV and SIR, the "Other REITs"). Five Star Senior Living Inc. is a public real estate based operating company in the healthcare and senior living services business ("FVE"). TravelCenters of America LLC is a public real estate based operating company in the travel center, convenience store and restaurant businesses ("TA"). Sonesta International Hotels Corporation is a private company that operates and franchises hotels, resorts and cruise ships. Affiliates Insurance Company is a privately owned Indiana insurance company ("AIC"). RMR LLC is a majority owned subsidiary of RMR Inc., a public company whose controlling shareholder is ABP Trust, which is owned by our Managing Trustees and to which RMR LLC provides management services. RMR Advisors LLC, a subsidiary of RMR LLC, is an SEC registered investment adviser to the RMR Real Estate Income Fund, which is an investment company registered under the Investment Company Act of 1940, as amended ("RIF"). Tremont Realty Advisors LLC, a subsidiary of RMR LLC, is an SEC registered investment advisor that advises private funds and separately managed accounts that invest in commercial real estate debt, including secured mortgage debt and mezzanine financing opportunities. The foregoing entities may be considered to be affiliates of the Company.

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TRUSTEE COMPENSATION

The Compensation Committee is responsible for reviewing and determining the Common Share awards granted to Trustees and making recommendations to the Board regarding cash compensation paid to Trustees in each case for Board, committee and committee chair services. Managing Trustees do not receive cash compensation for their services as Trustees but do receive Common Share awards for their Board service. The number of Common Shares awarded to each Managing Trustee for Board service is the same as the number awarded to each Independent Trustee.

All Trustees receive compensation in Common Shares to align the interests of Trustees with those of the Company's shareholders. To this end, the Company's Governance Guidelines codify its expectation that, subject to certain exemptions, each Trustee retain at least 20,000 Common Shares within five years of the later of: (i) June 10, 2014 or (ii) the Annual Meeting of Shareholders at which the Trustee was initially elected or, if earlier, the first Annual Meeting of Shareholders following the initial appointment of the Trustee to the Board.

In determining the amount and composition of Trustee compensation, the Compensation Committee and the Board take various factors into consideration, including, but not limited to, the responsibilities of Trustees generally, as well as for service on committees and as committee chairs, and the forms of compensation paid to trustees or directors by comparable companies, including the compensation of trustees and directors of other companies managed by RMR LLC. The Board reviews the Compensation Committee's recommendations regarding Independent Trustee cash compensation and determines the amount of such compensation.

2016 Annual Trustee Compensation

Each Independent Trustee received an annual fee of $40,000 for services as a Trustee, plus a fee of $1,000 for each meeting attended prior to May 25, 2016, and a fee of $1,250 for each meeting attended on or after May 25, 2016. Up to two $1,000 or $1,250 fees, as applicable, were or are paid if a Board meeting and one or more Board committee meetings, or two or more Board committee meetings, were or are held on the same date. Each Independent Trustee and Managing Trustee received an award of 2,500 Common Shares in 2016.

Each Independent Trustee who served as a committee chair of the Board's Audit, Compensation or Nominating and Governance Committees received an additional annual fee of $15,000, $10,000 and $10,000, respectively. The Lead Independent Trustee received an additional annual cash retainer fee of $12,500 for serving in this role. Trustees are reimbursed for travel expenses they incur in connection with their duties as Trustees and for out of pocket costs they incur in connection with their attending certain continuing education programs.

The following table details the total compensation of the Trustees for the year ended December 31, 2016 for services as a Trustee.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)

Donna D. Fraiche	$70,250	$63,750	$—	$134,000
John L. Harrington	90,000	63,750	—	153,750
William A. Lamkin	76,250	63,750	—	140,000
Adam D. Portnoy(3)	—	63,750	—	63,750
Barry M. Portnoy(3)	—	63,750	—	63,750

(1)
The amounts reported in the Fees Earned or Paid in Cash column reflect the cash fees earned by each Independent Trustee in 2016. In addition to the $40,000 annual cash fees, each of Ms. Fraiche and

HOSPITALITY PROPERTIES TRUST     2017 Proxy Statement    25

  Messrs. Harrington and Lamkin earned an additional $10,000, $10,000 and $15,000, respectively, for service as a committee chair in 2016. Ms. Fraiche and Messrs. Harrington and Lamkin earned an additional $20,250, $22,500 and $21,250, respectively, in fees for meetings attended in 2016. Mr. Harrington also earned $12,500 for his role as Lead Independent Trustee and also received a fee of $5,000 for serving as the Chair of the special committee of the Board that was formed in connection with the Company's consideration and negotiation of an amendment in June 2016 to, and other transactions in connection with, the transaction agreement entered into with TA in June 2015 relating to certain sale leaseback and purchases of travel centers and other properties and related transactions, which are further described elsewhere in this Proxy Statement under "Certain Related Person Transactions."

(2)
Equals 2,500 Common Shares multiplied by the closing price of such shares on the award date, May 25, 2016. Amounts shown are also the compensation cost for the award recognized by the Company for financial reporting purposes pursuant to Financial Accounting Standards Board Accounting Standards CodificationTM Topic 718, "Compensation—Stock Compensation" ("ASC 718")(which equals the closing price of the shares on the award date, multiplied by the number of shares subject to the grant). No assumptions were used in this calculation. All Common Share awards to Trustees vest at the time the award is granted.

(3)
Managing Trustees do not receive cash compensation for their services as Trustees.

26    HOSPITALITY PROPERTIES TRUST     2017 Proxy Statement

CORPORATE GOVERNANCE

The Company is committed to corporate governance which promotes the long term interests of our shareholders. The Board has established Governance Guidelines which provide a framework for effective governance. The guidelines address matters such as general qualification standards for the Board, Trustee responsibilities, Board meetings and communications, Board committees, Trustee access to management and independent advisers, Trustee compensation and share ownership guidelines, Trustee orientation and continuing education, executive development and succession planning, related person transactions, annual performance evaluation of the Board and other matters. The Board regularly reviews developments in corporate governance and updates our Governance Guidelines and other governance materials as it deems necessary and appropriate.

The governance section of our website makes available our corporate governance materials, including the Governance Guidelines, the charter for each Board committee, the Code and information about how to report matters directly to management, the Board or the Audit Committee. To access these documents on the Company's website, www.hptreit.com, click on "Investors" and then "Governance." In addition, instructions on how to obtain copies of the Company's corporate governance materials are included in the response to question 16 in the "Questions and Answers" section on page 12.

Board Leadership Structure

The Board is comprised of five Trustees, including three Independent Trustees and two Managing Trustees. All Trustees play an active role in overseeing the Company's business both at the Board and committee levels. As set forth in the Company's Governance Guidelines, the core responsibility of our Trustees is to exercise sound, informed and independent business judgment in overseeing the Company and its strategic direction. Our Trustees are skilled and experienced leaders and currently serve or have served as members of senior management in public and private for profit organizations and law firms, and have also served in academia. Our Trustees may be called upon to provide solutions to various complex issues and are expected to, and do, ask hard questions of the Company's officers and advisors. The Board is small, which facilitates informal discussions and communication from management to the Board and among Trustees.

We do not have a Chairman of the Board. In 2015, the Board amended the Company's Governance Guidelines to provide for the role and responsibilities of a Lead Independent Trustee to be selected annually by a majority of the Independent Trustees, and our Independent Trustees selected Mr. Harrington to serve in such role. Among other things, the Lead Independent Trustee's responsibilities include: serving as a liaison between the Company's management and the Independent Trustees; presiding at all meetings of the Board at which the Managing Trustees are not present, including each executive session of the Independent Trustees; assisting the Compensation Committee in its annual evaluation of the performance of the Company's management; being reasonably available for consultation and direct communication with shareholders upon request; and such other responsibilities as the Board may determine. The Lead Independent Trustee may call meetings of the Independent Trustees or executive sessions of Independent Trustees and presides at any such meeting.

Our President and Treasurer are not members of the Board, but they regularly attend Board and Board committee meetings, as does our Director of Internal Audit. Other officers of RMR LLC also sometimes attend Board meetings at the invitation of the Board. Special meetings of the Board may be called at any time by any Managing Trustee, the president or pursuant to the request of any two Trustees then in office. Our Managing Trustees, in consultation with the Lead Independent Trustee and the Company's management, set the agenda for Board meetings. The Lead Independent Trustee may place an item on an agenda, and any Trustee may suggest agenda items and raise other matters at meetings. Discussions at Board meetings are led by the Managing Trustee or Independent Trustee who is most knowledgeable on a subject.

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Pursuant to the Company's Governance Guidelines, the Company's Independent Trustees are expected to meet in regularly scheduled meetings at which only Independent Trustees are present. It is expected that these executive sessions will occur at least twice per year in conjunction with regularly scheduled Board meetings. Our Independent Trustees also meet to consider Company business without the attendance of the Managing Trustees or officers, and they meet separately with the Company's officers, with the Company's Director of Internal Audit and with the Company's independent auditors.

In 2016, the Board held eight meetings. In 2016, each Trustee attended 75% or more of the aggregate of all meetings of the Board and the committees on which he or she served. All of the Trustees attended last year's Annual Meeting of Shareholders. The Company's policy with respect to Board members' attendance at meetings of the Board and Annual Meetings of Shareholders can be found in the Company's Governance Guidelines, the full text of which appears at the Company's website, www.hptreit.com.

Independence of Trustees

Under the corporate governance listing standards of NASDAQ, the Board must consist of a majority of Independent Trustees. To be considered independent:

  •
  a trustee must not have a disqualifying relationship, as defined in the corporate governance section of the NASDAQ rules; and

  •
  the Board must affirmatively determine that the trustee otherwise has no relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a trustee. To facilitate the trustee independence assessment process, the Board has adopted written Governance Guidelines as described below.

Our Bylaws also require that a majority of the Board be Independent Trustees. Under our Bylaws, Independent Trustees are not employees of RMR LLC, are not involved in the Company's day to day activities and are persons who qualify as independent under the applicable rules of NASDAQ and the SEC.

The Board affirmatively determines whether Trustees have a direct or indirect material relationship with the Company, including the Company's subsidiaries, other than serving as the Company's Trustees or trustees or directors of the Company's subsidiaries. In making independence determinations, the Board observes NASDAQ and SEC criteria, as well as our Bylaws. When assessing a Trustee's relationship with the Company, the Board considers all relevant facts and circumstances, not merely from the Trustee's standpoint, but also from that of the persons or organizations with which the Trustee has an affiliation. Based on this review, the Board has determined that Donna D. Fraiche, John L. Harrington and William A. Lamkin currently qualify as independent trustees under applicable NASDAQ rules and SEC criteria and are Independent Trustees under our Bylaws. In making these determinations, the Board reviewed and discussed additional information provided by the Trustees and the Company with regard to each of the Trustees' relationships with the Company, RMR Inc. or RMR LLC and the other companies to which RMR LLC and its affiliates provide management and advisory services. The Board has concluded that none of these three Trustees possessed or currently possesses any relationship that could impair his or her judgment in connection with his or her duties and responsibilities as a Trustee or that could otherwise be a direct or indirect material relationship under applicable NASDAQ and SEC standards.

Board Committees

The Board has an Audit Committee, Compensation Committee and Nominating and Governance Committee. The Audit Committee, Compensation Committee and Nominating and Governance Committee have each adopted a written charter, which is available on our website, www.hptreit.com, by clicking on "Investors" and then "Governance." Shareholders may also request copies free of charge by writing to

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Investor Relations, Hospitality Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

Our Audit, Compensation and Nominating and Governance Committees are comprised entirely of Independent Trustees, and an Independent Trustee serves as Chair of each committee. The Chairs of the Audit Committee, Compensation Committee and Nominating and Governance Committee set the agendas for their respective committee meetings, but any Trustee, member of management or the Director of Internal Audit may suggest agenda items to be considered by these committees. Additionally, the charter of each of our Audit Committee, Compensation Committee and Nominating and Governance Committee provides that the committee may form and delegate authority to subcommittees of one or more members when appropriate. Subcommittees are subject to the provisions of the applicable committee's charter. Additional information about the committees is provided below.

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Audit Committee

William A. Lamkin Committee Chair

"The Audit Committee is dedicated to maintaining the integrity of the Company's financial reporting; monitoring and mitigating the Company's financial risk exposure; selecting, assessing the independence and performance of, and working productively with, the Company's independent auditors; overseeing and collaborating with the Company's internal audit function; and monitoring the Company's legal and regulatory compliance."

Additional Committee Members: Donna D. Fraiche, John L. Harrington
Meetings Held in 2016: 7

Purpose and Primary Responsibilities:
The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. The purpose of the Audit Committee is to assist the Board in fulfilling its responsibilities for oversight of: (1) the Company's accounting and financial reporting processes; (2) the audits of the Company's financial statements and internal control over financial reporting; (3) the Company's compliance with legal and regulatory requirements; and (4) the Company's internal audit function generally. Under its charter, the Audit Committee is directly responsible for the appointment, compensation, retention and oversight, and the evaluation of the qualifications, performance and independence, of the Company's independent auditor and the resolution of disagreements between management and the independent auditor regarding financial reporting. The independent auditor reports directly to the Audit Committee. The Audit Committee also has final authority and responsibility for the appointment and assignment of duties to the Director of Internal Audit.

Independence:
Each member of the Audit Committee meets the independence requirements of NASDAQ, the Exchange Act and the Company's Governance Guidelines. Each member of the Audit Committee is financially literate, knowledgeable and qualified to review financial statements. The Board has determined that Mr. Harrington is the Audit Committee's "financial expert" and is independent as defined by the rules of the SEC and NASDAQ. The Board's determination that Mr. Harrington is a financial expert was based on his experience as: (i) executive director of a large charitable organization; (ii) chief executive officer of a major professional sports business; (iii) a member of the Audit Committee and of the audit committees of other public companies; (iv) a certified public accountant; (v) a director of a large national bank; and (vi) a college assistant professor of accounting.

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Compensation Committee

John L. Harrington Committee Chair

"The Compensation Committee regularly evaluates the Company's compensation practices and considers the incentives and risks associated with the Company's compensation practices."

Additional Committee Members: Donna D. Fraiche, William A. Lamkin
Meetings Held in 2016: 4

Purpose and Primary Responsibilities:
The purpose of the Compensation Committee is to discharge directly, or assist the Board in discharging, its responsibilities related to: (1) the evaluation of the performance and compensation of the business and property management services provider to the Company, the President, the Treasurer and any other executive officer of the Company and the Director of Internal Audit of the Company; (2) the compensation of the Trustees; and (3) the approval, evaluation and administration of any equity compensation plans of the Company. Under its charter, the Compensation Committee is responsible for the determination and approval of any compensation payable by the Company to the President, the Treasurer and any other executive officer of the Company based on such evaluation. The Compensation Committee is also responsible for the evaluation and recommendation to the Board of the cash compensation payable by the Company to the Trustees for Board and committee service and the annual evaluation of the performance of the Director of Internal Audit and the determination of his or her compensation. In addition, the Compensation Committee is responsible for the annual review of any business and property management agreement of the Company with the business and property management services provider to the Company, the proposal and approval of amendments to or termination of any business and property management agreement of the Company with any such provider to the Company and the review of amounts payable by the Company under any such management agreements.

Independence:
Each member of the Compensation Committee meets the independence requirements of NASDAQ, the Exchange Act and the Company's Governance Guidelines.

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Nominating and Governance Committee

Donna D. Fraiche Committee Chair

"The Nominating and Governance Committee regularly evaluates the Board's leadership structure and corporate governance to promote the best long term interests of the Company."

Additional Committee Members: John L. Harrington, William A. Lamkin
Meetings Held in 2016: 4

Purpose and Primary Responsibilities:
The principal purposes of the Nominating and Governance Committee are: (1) to identify individuals qualified to become Board members, consistent with criteria approved by the Board, and to recommend candidates to the entire Board for nomination or selection as Board members for each Annual Meeting of Shareholders (or special meeting of shareholders at which Trustees are to be elected) or when vacancies occur; (2) to perform certain assessments of the Board and Company management; and (3) to develop and recommend to the Board a set of governance principles applicable to the Company. Under its charter, the Nominating and Governance Committee is also responsible for overseeing the evaluation of Company management to the extent not overseen by the Compensation Committee or another committee of the Board.

Independence:
Each member of the Nominating and Governance Committee meets the independence requirements of NASDAQ, the Exchange Act and the Company's Governance Guidelines.

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Board Oversight of Risk

The Board is elected by shareholders to oversee the Company's business and long term strategy. As part of fulfilling its responsibilities, the Board oversees the safeguarding of the assets of the Company, the maintenance of appropriate financial and other internal controls and the Company's compliance with applicable laws and regulations. Inherent in these responsibilities is the Board's understanding and oversight of the various risks facing the Company. The Board considers that risks should not be viewed in isolation and should be considered in virtually every business decision and as part of the Company's business strategy.

Oversight of Risk

  •
  The Board oversees risk management.

  •
  Board committees play significant roles in carrying out the risk oversight function.

  •
  RMR LLC implements risk management and the Company's officers and Director of Internal Audit help evaluate and implement risk management.

The Board oversees risk as part of its general oversight of the Company. Oversight of risk is addressed as part of various Board and Board committee activities and through regular and special Board and Board committee meetings. The actual day to day business of the Company is conducted by RMR LLC, and RMR LLC and the Company's officers and Director of Internal Audit are responsible to incorporate risk management in their activities. The Company's Director of Internal Audit provides the Company advice and assistance with the Company's risk management function.

In discharging their oversight responsibilities, the Board and Board committees review regularly a wide range of reports provided to them by RMR LLC and other service providers, including:

  •
  reports on market and industry conditions;

  •
  operating and regulatory compliance reports;

  •
  financial reports;

  •
  reports on risk management activities;

  •
  regulatory and legislative updates that may impact the Company;

  •
  reports on the security of the Company's information technology processes and the Company's data; and

  •
  legal proceedings updates and reports on other business related matters.

The Board and Board committees discuss these matters among themselves and with representatives of RMR LLC, officers of the Company, the Director of Internal Audit, counsel and the Company's independent auditors.

The Audit Committee takes a leading role in helping the Board fulfill its responsibilities for oversight of the Company's financial reporting, internal audit function, risk management and the Company's compliance with legal and regulatory requirements. The Audit Committee meets at least quarterly and reports its findings to the Board. The Board and Audit Committee review periodic reports from the Company's independent auditors regarding potential risks, including risks related to the Company's internal control over financial reporting. The Audit Committee also reviews annually, approves and oversees an internal audit plan developed by the Company's Director of Internal Audit with the goal of helping the Company systematically evaluate the effectiveness of its risk management, control and governance processes. The Audit Committee also meets periodically with the Company's Director of Internal Audit to review the results of the Company's internal audits, and directs or recommends to the Board actions or changes it determines appropriate measures to enhance or improve the effectiveness of the Company's risk management.

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The Compensation Committee evaluates the performance of the Company's Director of Internal Audit and RMR LLC's performance under the Company's business and property management agreements, including any perceived risks created by compensation arrangements. Also, the Compensation Committee and the Board consider that the Company has a share award program that requires share awards to executive officers to vest over a period of years. The Company believes that the use of share awards vesting over time rather than stock options mitigates the incentives for the Company's management to undertake undue risks and encourages management to make longer term and appropriately risk balanced decisions.

It is not possible to identify all of the risks that may affect the Company or to develop processes and controls to eliminate all risks and their possible effects, and processes and controls employed to address risks may be limited in their effectiveness. Moreover, it is necessary for the Company to bear certain risks to achieve its objectives. As a result of the foregoing and other factors, the Company's ability to manage risk is subject to substantial limitations.

To learn more about the risks facing the Company, you can review the matters discussed in Part I, "Item 1A. Risk Factors" and "Warning Concerning Forward Looking Statements" in our Annual Report. The risks described in the Annual Report are not the only risks facing the Company. Additional risks and uncertainties not currently known or that may currently be deemed to be immaterial also may materially adversely affect the Company's business, financial condition or results of operations in future periods.

Shareholder Engagement

Shareholders may effectively communicate a point of view to the Board in a number of ways, including:

  •
  recommending candidates for election to the Board;

  •
  participating in the advisory vote to approve executive compensation;

  •
  participating in the advisory vote on the frequency of future advisory votes to approve executive compensation;

  •
  directing communications to individual Trustees or the entire Board; and

  •
  attending the Annual Meeting of Shareholders.

Communication with the Board

The Board has established a process to facilitate communication by shareholders and other interested parties with Trustees. Communications should be addressed to Trustees in care of the Secretary, Hospitality Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, by email to secretary@hptreit.com or sent by filling out a report by visiting the Company's website, www.hptreit.com, clicking "Investors," clicking "Governance" and then clicking "Governance Hotline." In addition, shareholders and other interested parties may call the Company's toll free confidential message system at (866) 511-5038.

Code of Business Conduct and Ethics

The Company has adopted the Code to, among other things, provide guidance to its Trustees and officers and RMR LLC, its officers and employees and its parent's and subsidiaries' directors, officers and employees to ensure compliance with applicable laws and regulations.

The Company's shareholders, Trustees, executive officers and persons involved in the Company's business can ask questions about the Code and other ethics and compliance issues, or report potential violations as follows: by writing to the Director of Internal Audit at Hospitality Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458; by calling toll free (866) 511-5038; by e-mailing Internal.Audit@hptreit.com; or by filling out a report by visiting the

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Company's website, www.hptreit.com, clicking "Investors," clicking "Governance" and then clicking "Governance Hotline." We intend to satisfy the requirements under Item 5.05 of Form 8-K regarding disclosure of amendments to, or waivers from, provisions of our Code that apply to the principal executive officer, principal financial officer or controller, or persons performing similar functions, by posting such information on our website.

Governance Guidelines

Trustee Share Ownership Policy.    All Trustees receive compensation in Common Shares to align the interests of Trustees with those of the Company's shareholders. The Governance Guidelines codify the Company's expectation that, subject to certain exemptions, each Trustee retain at least 20,000 Common Shares within five years of the later of: (i) June 10, 2014 or (ii) the Annual Meeting of Shareholders at which the Trustee was initially elected or, if earlier, the first Annual Meeting of Shareholders following the initial appointment of the Trustee to the Board.

Trading Policies

Pursuant to the Company's insider trading policy, Trustees and executive officers are required to obtain pre-approval from at least two designated individuals before trading or agreeing to trade in, including by entering into a share trading plan such as a 10b5-1 trading plan, with respect to any Company security, except for regular reinvestments in the Company's securities made pursuant to a dividend reinvestment plan.

The Company's insider trading policy generally prohibits (i) the Company's Trustees and officers, (ii) the trustees and officers of the Company's subsidiaries, (iii) RMR Inc. and its directors and officers and (iv) RMR LLC and its officers and employees, to the extent they are involved in RMR LLC's services to the Company, from, directly or indirectly through family members or others, purchasing or selling Common Shares or the Company's other equity or debt securities while in possession of material, non-public information concerning the Company. Similar prohibitions also apply to trading in the securities of RMR Inc. and the other public companies to which RMR LLC provides management or advisory services on the basis of material, non-public information learned in the course of performing services for those companies.

Executive Compensation Policies

See the "Compensation Discussion and Analysis" beginning on page 49 for a detailed discussion of the Company's executive compensation program.

Shareholder Nominations and Other Proposals

Trustee Nominations and Shareholder Proposals for the 2018 Annual Meeting of Shareholders: In order for a shareholder to propose a nominee for election to the Board or propose business outside of Rule 14a-8 under the Exchange Act at the 2018 Annual Meeting of Shareholders, the shareholder must comply with the advance notice and other requirements set forth in our Bylaws, which include, among other things, requirements as to the shareholder's timely delivery of advance notice, continuous requisite ownership of Common Shares, holding of a share certificate for such shares at the time of the advance notice and submission of specified information.

Deadline to Submit Nominations and Proposals for the 2018 Annual Meeting of Shareholders under our Bylaws: To be timely, shareholder nominations and proposals intended to be made outside of Rule 14a-8 under the Exchange Act at the 2018 Annual Meeting of Shareholders must be received by the Company's Secretary at the Company's principal executive offices, in accordance with the requirements of our Bylaws, not later than 5:00 p.m. Eastern time on November 2, 2017 and not earlier than October 3, 2017;

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provided, that, if the date of the 2018 Annual Meeting of Shareholders is more than 30 days earlier or later than June 15, 2018, then a shareholder's notice must be so delivered not later than 5:00 p.m. Eastern time on the tenth day following the earlier of the day on which (i) notice of the date of the 2018 Annual Meeting of Shareholders is mailed or otherwise made available or (ii) public announcement of the date of the 2018 Annual Meeting of Shareholders is first made by the Company.

Deadline to Submit Proposals for the 2018 Annual Meeting of Shareholders for Purposes of Rule 14a-8: Shareholder proposals pursuant to Rule 14a-8 under the Exchange Act must be received at the Company's principal executive offices on or before December 25, 2017 in order to be eligible to be included in the proxy statement for the 2018 Annual Meeting of Shareholders; provided, that, if the date of the 2018 Annual Meeting of Shareholders is more than 30 days before or after June 15, 2018, such a proposal must be submitted within a reasonable time before the Company begins to print its proxy materials. Under Rule 14a-8, the Company is not required to include shareholder proposals in its proxy materials in certain circumstances or if conditions specified in the rule are not met.

The foregoing description of the requirements for a shareholder to propose a nomination for election to the Board at an Annual Meeting of Shareholders or other business for consideration at an Annual Meeting of Shareholders is only a summary and is not a complete listing of all requirements. Copies of our Bylaws, including the requirements for shareholder nominations and other proposals, may be obtained by writing to the Company's Secretary at Hospitality Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or from the SEC's website, www.sec.gov. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions.

Related Person Transactions

The descriptions of agreements in this "Related Person Transactions" section do not purport to be complete and are subject to, and qualified in their entirety by, reference to the actual agreements, copies of certain of which are filed as exhibits to the Annual Report.

A "related person transaction" is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which (i) the Company was, is or will be a participant, (ii) the amount involved exceeds $120,000 and (iii) any related person had, has or will have a direct or indirect material interest.

A "related person" means any person who is, or at any time since January 1, 2016 was:

  •
  a Trustee, a nominee for Trustee or an executive officer of the Company;

  •
  known to the Company to be the beneficial owner of more than 5% of the outstanding Common Shares when a transaction in which such person had a direct or indirect material interest occurred or existed;

  •
  an immediate family member of any of the persons referenced in the preceding two bullets, which means any child, stepchild, parent, stepparent, spouse, sibling, mother in law, father in law, son in law, daughter in law, brother in law or sister in law of any of the persons referenced in the preceding two bullets, and any person (other than a tenant or employee) sharing the household of any of the persons referenced in the preceding two bullets; or

  •
  a firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

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The Company has adopted written Governance Guidelines that describe the consideration and approval of related person transactions. Under these Governance Guidelines, the Company may not enter into a transaction in which any Trustee or executive officer, any member of the immediate family of any Trustee or executive officer or other related person, has or will have a direct or indirect material interest unless that transaction has been disclosed or made known to the Board and the Board reviews and approves or ratifies the transaction by the affirmative vote of a majority of the disinterested Trustees, even if the disinterested Trustees constitute less than a quorum. If there are no disinterested Trustees, the transaction must be reviewed, authorized and approved or ratified by both (i) the affirmative vote of a majority of the Board and (ii) the affirmative vote of a majority of the Independent Trustees. In determining whether to approve or ratify a transaction, the Board, or disinterested Trustees or Independent Trustees, as the case may be, also act in accordance with any applicable provisions of the Company's Declaration of Trust and Bylaws, consider all of the relevant facts and circumstances and approve only those transactions that they determine are fair and reasonable to the Company. All related person transactions described below were reviewed and approved or ratified by a majority of the disinterested Trustees or otherwise in accordance with the Company's policies, Declaration of Trust and Bylaws, each as described above. In the case of transactions with the Company by employees of RMR Inc. and its subsidiaries who are subject to the Code but who are not Trustees or executive officers of the Company, the employee must seek approval from an executive officer who has no interest in the matter for which approval is being requested. Copies of the Company's Governance Guidelines and the Code are available on the Company's website, www.hptreit.com.

Certain Related Person Transactions

Relationship with TA. TA was the Company's 100% owned subsidiary until the Company distributed its common shares to the Company's shareholders in 2007. TA is the Company's largest tenant and property operator, leasing 36% of the Company's gross carrying value of real estate properties as of December 31, 2016. The Company is TA's largest shareholder; as of December 31, 2016, the Company owned 3,420,000 common shares, representing approximately 8.7% of TA's outstanding common shares.

One of the Company's Managing Trustees, Barry Portnoy, is a managing director of TA. Thomas O'Brien, the other managing director and the president and chief executive officer of TA, is also an officer of RMR LLC, and was an executive officer of the Company until 2007. TA's executive vice president, chief financial officer and treasurer and executive vice president and general counsel are also officers of RMR LLC. RMR LLC provides management services to both the Company and TA.

Spin-Off Transaction Agreement. In connection with TA's spin-off, the Company entered a transaction agreement with TA and RMR LLC, pursuant to which TA granted the Company a right of first refusal to purchase, lease, mortgage or otherwise finance any interest TA owns in a travel center before it sells, leases, mortgages or otherwise finances that travel center to or with another party, and TA also granted the Company and any other company managed by RMR LLC a right of first refusal to acquire or finance any real estate of the types in which the Company or they invest before TA does. TA also agreed that for so long as TA is a tenant of the Company's TA will not permit: the acquisition by any person or group of beneficial ownership of 9.8% or more of the voting shares or the power to direct the management and policies of TA or any of its subsidiary tenants or guarantors under its leases with the Company; the sale of a material part of the assets of TA or any such tenant or guarantor; or the cessation of certain continuing directors constituting a majority of the board of directors of TA or any such tenant or guarantor. TA also agreed not to take any action that might reasonably be expected to have a material adverse impact on the Company's ability to qualify as a REIT and to indemnify the Company for any liabilities it may incur relating to TA's assets and business.

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TA Leases. As of December 31, 2016, the Company leased all of its 198 travel centers to TA under five leases, and the number of travel centers leased, the term, the minimum annual rent and deferred rent balances owed under each of these leases were as follows (dollar amounts in thousands):

	Number of Travel Sites	Initial Term End(1)	Annual Minimum Rent as of December 31, 2016	Deferred Rent(2)

TA No. 1 Lease	40	December 31, 2029	$51,435	$27,421
TA No. 2 Lease	40	December 31, 2028	52,327	29,107
TA No. 3 Lease	39	December 31, 2026	52,665	29,324
TA No. 4 Lease	39	December 31, 2030	50,117	21,233
TA No. 5 Lease	40	June 30, 2032	67,573	42,915
	198		$274,117	$150,000

(1)
TA has two renewal options of 15 years each under each of the TA leases.

(2)
Pursuant to a rent deferral agreement with TA, from July 2008 through December 31, 2010, the Company deferred a total of $150.0 million of rent payable by TA, which remained outstanding as of December 31, 2016. This deferred rent obligation was subsequently allocated among the leases with TA and is due at the end of the initial terms of the respective leases as noted above, except for TA No. 5 lease, in which case the applicable deferred rent is due and payable on June 30, 2024. These deferred rent obligations are subject to acceleration at the Company's option upon an uncured default or a change in control of TA, each as provided under the leases.

The TA leases are "triple net" leases that require TA to pay all costs incurred in the operation of the leased travel centers, including personnel, utility, inventory, customer service and insurance expenses, real estate and personal property taxes, environmental related expenses, underground storage tank removal costs and ground lease payments at those travel centers at which the Company leases the property and subleases it to TA. The TA leases generally require TA to indemnify the Company for certain environmental matters and for liabilities that arise during the terms of the leases from ownership or operation of the leased travel centers. In addition, TA is obligated to pay the Company at lease expiration an amount equal to an estimate of the cost of removing underground storage tanks on the leased properties. TA has granted to the Company in the TA leases a right of first refusal to acquire or finance any travel center that TA determines to acquire.

The TA leases do not require FF&E escrow deposits. However, TA is required to maintain the leased travel centers, including structural and non-structural components. Under the TA leases, TA may request that the Company fund capital improvements in return for increases in TA's annual minimum rent according to the following formula: the annual minimum rent is increased by an amount equal to the amount funded by the Company multiplied by the greater of (1) 8.5% or (2) a benchmark U.S. Treasury interest rate plus 3.5%. TA is not obligated to request and the Company is not obligated to fund any such improvements. The Company funded approximately $109.9 million, during the year ended December 31, 2016, for capital improvements to the Company's travel center properties and, as a result, TA's annual minimum rent payable to the Company increased by approximately $9.3 million. The Company currently expects to fund $80.7 million for renovations and other capital improvements to the Company's travel centers during the year ending December 31, 2017.

The Company recognized rental income of approximately $279.2 million for the year ended December 31, 2016 under the TA leases. Rental income for the year ended December 31, 2016 includes approximately $13.1 million of adjustments necessary to record the deferred rent obligations under the TA leases and the estimated future payments to the Company by TA for the cost of removing underground storage tanks, in each case on a straight line basis. As of December 31, 2016, the Company had receivables for current rent amounts owed to it by TA and straight line rent adjustments of approximately $65.3 million.

In addition to the payment of annual minimum rent, the TA Nos. 1, 2, 3 and 4 leases provide for payment to the Company of percentage rent, beginning in 2016, based on increases in total non-fuel revenues over base year levels (3% of non-fuel revenues above 2015 non-fuel revenues) and the TA No. 5 lease provides for payment to the Company of percentage rent based on increases in total non-fuel revenues

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over base year levels (3% of non-fuel revenues above 2012 non-fuel revenues). The Company waived approximately $0.4 million of percentage rent under the TA No. 5 lease for the year ended December 31, 2016. As of December 31, 2016, the Company has cumulatively waived all of the $2.5 million of percentage rent it previously agreed to waive. The total amount of percentage rent from TA that the Company recognized (which is net of the waived amount) was approximately $1.3 million for the year ended December 31, 2016.

On June 1, 2015, the Company entered into a transaction agreement with TA pursuant to which, among other things, the Company agreed to acquire from, and lease back to, TA five travel centers owned by TA and under development for purchase prices equal to TA's development costs, which were estimated to be not more than $118.0 million in the aggregate. The following transactions were completed in 2016 in connection with this transaction agreement:

  •
  On March 31, 2016, the Company acquired from, and leased back to, TA one of these development properties for approximately $19.7 million, excluding acquisition related costs. In connection with this transaction, the Company and TA entered into an amendment to the TA No. 4 lease. The annual minimum rent payable by TA increased by approximately $1.7 million as a result of the Company's completion of the purchase and leaseback of this property.

  •
  On June 22, 2016, the Company entered into an amendment to this transaction agreement to, among other things, replace one of the development properties that the Company had agreed to acquire from, and leaseback to, TA with two alternative existing travel centers owned by TA. On June 22, 2016, pursuant to this transaction agreement, as amended, the Company acquired from, and leased back to, TA these two alternative travel centers for approximately $23.9 million, excluding acquisition related costs. In connection with this amendment, the Company also entered into amendments to each of the Company's five leases with TA which, among other things, added the two alternative travel centers that the Company acquired from TA and extended the term of the TA No. 5 lease to 2032. The annual minimum rent payable by TA increased by approximately $2.0 million as a result of the Company's completion of the purchase and leaseback of these two alternative travel centers.

  •
  On June 30, 2016, the Company acquired from, and leased back to, TA one of the development properties for approximately $22.3 million, excluding acquisition related costs. In connection with this transaction, the Company entered into an amendment to the TA No. 2 lease. The annual minimum rent payable by TA increased by approximately $1.9 million as a result of the Company's completion of the purchase and leaseback of this property.

  •
  On September 30, 2016, the Company acquired from, and leased back to, TA one of the development properties for approximately $16.6 million, excluding acquisition related costs. In connection with this transaction, the Company entered into an amendment to the TA No. 2 lease. The annual minimum rent payable by TA increased by approximately $1.4 million as a result of the Company's completion of the purchase and leaseback of this property.

The Company currently expects to purchase, and lease back to TA, the one remaining development property from TA pursuant to this transaction agreement before June 30, 2017 at a purchase price equal to its development cost, not to exceed $29.0 million.

On September 14, 2016, the Company purchased land adjacent to a travel center that TA leases from the Company in Holbrook, AZ for approximately $0.3 million. TA and the Company subsequently amended the TA No. 4 lease to add this parcel and the minimum annual rent under the TA No. 4 lease increased by approximately $28,000.

On August 13, 2013, a travel center located in Roanoke, VA that the Company leased to TA was taken by eminent domain proceedings brought by the Virginia Department of Transportation, or VDOT, in connection with certain highway construction. In January 2014, the Company received proceeds from the

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VDOT of approximately $6.2 million, which is a substantial portion of the VDOT's estimate of the value of the property, and as a result the annual minimum rent payable by TA to the Company under the then applicable lease decreased by approximately $0.5 million, effective January 6, 2014. In November 2014, this property was surrendered to the VDOT. The Company and TA are challenging the VDOT's estimate of this property's value and the Company expects that the final resolution of this matter will take considerable time.

Relationships With RMR LLC and Others Related to It. The Company has relationships and historical and continuing transactions with RMR LLC, RMR Inc. and others related to them. RMR LLC is a subsidiary of RMR Inc. One of the Company's Managing Trustees, Adam Portnoy, is a managing director, president and chief executive officer and controlling shareholder (through ABP Trust) of RMR Inc. and an officer of RMR LLC. The Company's other Managing Trustee, Barry Portnoy, is a managing director, officer and controlling shareholder (through ABP Trust) of RMR Inc. and an officer of RMR LLC. ABP Trust is owned by Adam Portnoy and Barry Portnoy. Adam Portnoy and Barry Portnoy also own class A membership units of RMR LLC (through ABP Trust). Each of the Company's executive officers is also an officer of RMR LLC, including Ethan Bornstein, the son in law of Barry Portnoy and the brother in law of Adam Portnoy. Certain of TA's and Sonesta's executive officers are officers of RMR LLC. The Company's Independent Trustees also serve as independent directors or independent trustees of other companies to which RMR LLC or its affiliates provide management services. Barry Portnoy serves as a managing director or managing trustee of all of the public companies to which RMR LLC or its affiliates provide management services and Adam Portnoy serves as a managing trustee of a majority of those companies. In addition, officers of RMR LLC and RMR Inc. serve as the Company's officers and officers of other companies to which RMR LLC or its affiliates provide management services.

The Company has no employees. The personnel and various services the Company requires to operate its business are provided to it by RMR LLC. The Company has two agreements with RMR LLC to provide management services to the Company: (i) a business management agreement, which relates to the Company's business generally, and (ii) a property management agreement, which relates to the Company's property level operations of the office building component of one of the Company's hotels. Both of these management agreements are described below, see "—Management Agreements With RMR LLC."

Interest in RMR Inc. The Company currently holds 2,503,777 shares of class A common stock of RMR Inc., the parent and managing member of RMR LLC. The Company and three other REITs to which RMR LLC provides management services, GOV, SIR and SNH, acquired shares of class A common stock of RMR Inc. in a transaction completed on June 5, 2015 (the "Up-C Transaction"). Through their ownership of class A common stock of RMR Inc., class B-1 common stock of RMR Inc., class B-2 common stock of RMR Inc. and class A membership units of RMR LLC, as of February 1, 2017, Adam Portnoy and Barry Portnoy, in aggregate hold, directly and indirectly, a 51.9% economic interest in RMR LLC and control 91.5% of the voting power of outstanding capital stock of RMR Inc. As part of the Up-C Transaction, on June 5, 2015, the Company entered into a registration rights agreement with RMR Inc. covering the class A common stock of RMR Inc. that the Company received in the Up-C Transaction, pursuant to which the Company received demand and piggyback registration rights, subject to certain limitations, and the Company entered into a lock up and registration rights agreement with ABP Trust, Adam Portnoy and Barry Portnoy pursuant to which they agreed not to transfer the 1,490,000 Common Shares that ABP Trust received in the Up-C Transaction for a 10 year period ending on June 5, 2025, and the Company granted them certain registration rights, subject, in each case, to certain exceptions.

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Management Agreements with RMR LLC. The Company's management agreements with RMR LLC provide for an annual base management fee, an annual incentive management fee and property management and construction supervision fees, payable in cash:

  •
  Base Management Fee.  The annual base management fee payable to RMR LLC by the Company for each applicable period is equal to the lesser of:

  o
  the sum of (a) 0.7% of the average aggregate historical cost of the Company's real estate investments up to $250.0 million, plus (b) 0.5% of the average aggregate historical cost of the Company's real estate investments exceeding $250.0 million; and

  o
  the sum of (a) 0.7% of the average closing price per share of the Common Shares on the applicable stock exchange on which such Common Shares are principally traded during such period, multiplied by the average number of the Common Shares outstanding during such period, plus the daily weighted average of the aggregate liquidation preference of each class of the Company's preferred shares outstanding during such period, plus the daily weighted average of the aggregate principal amount of the Company's consolidated indebtedness during such period (together, the "Company's Average Market Capitalization"), up to $250.0 million, plus (b) 0.5% of the Company's Average Market Capitalization exceeding $250.0 million.

    The average aggregate historical cost of the Company's real estate investments includes its consolidated assets invested, directly or indirectly, in equity interests in or loans secured by real estate and personal property owned in connection with such real estate (including acquisition related costs and costs which may be allocated to intangibles or are unallocated), all before reserves for depreciation, amortization, impairment charges or bad debts or other similar non-cash reserves.

  •
  Incentive Fee.  The incentive fee which may be earned by RMR LLC for an annual period is calculated as follows:

  o
  An amount, subject to a cap, based on the value of the outstanding Common Shares, equal to 12% of the product of:

  –
  the Company's equity market capitalization on the last trading day of the year immediately prior to the relevant measurement period, and

  –
  the amount (expressed as a percentage) by which the total returns per share realized by the holders of Common Shares (i.e., share price appreciation plus dividends) exceeds the total shareholder return of the SNL U.S. REIT Hotel Index (in each case subject to certain adjustments) for the relevant measurement period.

  o
  The measurement periods are generally three year periods ending with the year for which the incentive fee is being calculated.

  o
  The benchmark return per share is adjusted if the Company's total return per share exceeds 12% per year in any measurement period and, generally, no incentive management fee is payable by the Company unless the Company's total return per share during the measurement period is positive.

  o
  The incentive management fee is subject to a cap equal to the value of 1.5% of the number of the Common Shares then outstanding multiplied by the average closing price of the Common Shares during the 10 consecutive trading days having the highest average closing prices during the final 30 trading days of the relevant measurement period.

HOSPITALITY PROPERTIES TRUST     2017 Proxy Statement    41

    o
    If the Company's financial statements are restated due to material non-compliance with any financial reporting requirements under the securities laws as a result of the bad faith, fraud, willful misconduct or gross negligence of RMR LLC, for one or more periods in respect of which RMR LLC received an incentive management fee, the incentive management fee payable with respect to periods for which there has been a restatement shall be recalculated by, and approved by a majority vote of, the Company's Independent Trustees, and RMR LLC may be required to pay the Company an amount equal to the value in excess of that which RMR LLC would have received based upon the incentive management fee as recalculated, either in cash or Common Shares.

  •
  Property Management and Construction Supervision Fees.  The property management fees payable to RMR LLC by the Company for each applicable period are equal to 3% of gross collected rents and the construction supervision fees payable to RMR LLC by the Company for each applicable period are equal to 5% of construction costs for the office building component of one of the Company's hotels that is subject to the Company's property management agreement with RMR LLC.

Pursuant to the Company's business management agreement with RMR LLC, the Company recognized net business management fees of approximately $36.8 million for the year ended December 31, 2016, which amount reflects a reduction of approximately $3.6 million for the amortization of the liability the Company recorded in accordance with generally accepted accounting principles in connection with the Up-C Transaction. Pursuant to the Company's business management agreement with RMR LLC, in January 2017 and 2016, the Company paid RMR LLC incentive fees of approximately $52.4 million and $62.3 million for the years ended December 31, 2016 and 2015, respectively. Pursuant to the Company's property management agreement with RMR LLC, the Company recognized aggregate net property management and construction supervision fees of $64,000 for the year ended December 31, 2016.

Expense Reimbursement. The Company is generally responsible for all of its operating expenses, including certain expenses incurred by RMR LLC on its behalf. The Company's property level operating expenses are generally incorporated into rents charged to its tenants, including certain payroll and related costs incurred by RMR LLC.

The Company reimbursed RMR LLC approximately $0.2 million for property management related expenses related to the office building component of one of the Company's hotels for the year ended December 31, 2016. The Company is generally not responsible for payment of RMR LLC's employment, office or administrative expenses incurred to provide management services to the Company, except for the employment and related expenses of RMR LLC employees assigned to work exclusively or partly at the office building component of one of the Company's hotels, its share of the wages, benefits and other related costs of centralized accounting personnel and its share of RMR LLC's costs for providing the Company's internal audit function. The Audit Committee appoints the Company's Director of Internal Audit and the Compensation Committee approves the costs of the Company's internal audit function. The amounts recognized as expense for internal audit costs were approximately $0.2 million for the year ended December 31, 2016.

Term. The Company's management agreements with RMR LLC have terms that end on December 31, 2036, and automatically extend on December 31st of each year for an additional year, so that the terms of the management agreements thereafter end on the 20th anniversary of the date of the extension.

Termination Rights. The Company has the right to terminate one or both of the management agreements with RMR LLC: (i) at any time on 60 days' written notice for convenience, (ii) immediately on written notice for cause, as defined therein, (iii) on written notice given within 60 days after the end of an applicable calendar year for a performance reason, as defined therein, and (iv) by written notice during the 12 months following a change of control of RMR LLC, as defined therein. RMR LLC has the right to terminate the management agreements for good reason, as defined therein.

Termination Fee. If the Company terminates one or both of the management agreements with RMR LLC for convenience, or if RMR LLC terminates one or both of the management agreements for good reason,

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the Company has agreed to pay RMR LLC a termination fee in an amount equal to the sum of the present values of the monthly future fees, as defined therein, for the terminated management agreement(s) for the term that was remaining prior to such termination, which, depending on the time of termination would be between 19 and 20 years. If the Company terminates one or both of its management agreements with RMR LLC for a performance reason, the Company has agreed to pay RMR LLC the termination fee calculated as described above, but assuming a 10 year term was remaining prior to the termination. The Company is not required to pay any termination fee if it terminates its management agreements with RMR LLC for cause or as a result of a change of control of RMR LLC.

Transition Services. RMR LLC has agreed to provide certain transition services to the Company for 120 days following an applicable termination by the Company or notice of termination by RMR LLC, including cooperating with the Company and using commercially reasonable efforts to facilitate the orderly transfer of the management and real estate investment services provided under the business management agreement and to facilitate the orderly transfer of the management of the managed properties, as applicable.

Vendors. Pursuant to the Company's management agreements with RMR LLC, RMR LLC may from time to time negotiate on the Company's behalf with certain third party vendors and suppliers for the procurement of goods and services to the Company. As part of this arrangement, the Company may enter into agreements with RMR LLC and other companies to which RMR LLC provides management services for the purpose of obtaining more favorable terms from such vendors and suppliers.

Share Awards to RMR LLC Employees. The Company has historically granted share awards to certain RMR LLC employees under the Company's equity compensation plans. During the year ended December 31, 2016, the Company made annual share awards to the Company's officers and to other employees of RMR LLC of 79,100 Common Shares valued at approximately $2.3 million, based upon the closing price of the Common Shares on NASDAQ on the date of grant. One fifth of these share awards vested on the grant date and one fifth vests on each of the next four anniversaries of the grant date. These awards to RMR LLC employees are in addition to the share awards granted to Adam Portnoy and Barry Portnoy as the Company's Managing Trustees and the fees the Company paid to RMR LLC. In September 2016, the Company purchased 20,689 Common Shares, at the closing price for the Common Shares on NASDAQ on the date of purchase, from certain of the Company's officers and other employees of RMR LLC in satisfaction of tax withholding and payment obligations in connection with the vesting of awards of Common Shares.

On occasion, the Company has entered into arrangements with former employees of RMR LLC in connection with the termination of their employment with RMR LLC, providing for the acceleration of vesting of Common Share awards previously granted to them under the Company's equity compensation plans. Additionally, each of the Company's executive officers during 2016 received share awards of other companies to which RMR LLC provides management services, including TA, in their capacities as officers and employees of RMR LLC.

Lease with RMR LLC. The Company leases office space to RMR LLC in the office building component of one of the Company's hotels. Pursuant to the Company's lease agreement with RMR LLC, the Company recognized rental income from RMR LLC for leased office space of $35,000 for the year ended December 31, 2016. The Company's office space lease with RMR LLC is terminable by RMR LLC if the Company's management agreements with RMR LLC are terminated.

Relationship with Sonesta and Others Related to It. As of December 31, 2016, Sonesta managed 34 of the Company's hotels. Sonesta is a private company owned by our Managing Trustees, Adam Portnoy and Barry Portnoy, who also serve as Sonesta's directors. Sonesta's chief executive officer and chief financial officer are officers of RMR LLC. Certain other officers and employees of Sonesta are former employees of RMR LLC. RMR LLC also provides certain services to Sonesta.

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Management Agreements With Sonesta. The Company has hotel management agreements with Sonesta that provide for Sonesta to manage, as of December 31, 2016, nine of the Company's full service hotels and 25 of the Company's limited service hotels. The Company and Sonesta are also parties to a pooling agreement which combines those management agreements for purposes of calculating gross revenues, payment of hotel operating expenses, payment of fees and distributions and minimum returns due to the Company. The Company refers to this pooling agreement as the Sonesta agreement.

The Sonesta management agreements provide that the Company is paid a fixed annual minimum return equal to 8% of its invested capital, as defined therein, which was approximately $90.2 million as of December 31, 2016, if gross revenues of the hotels, after payment of hotel operating expenses and management and related fees (other than Sonesta's incentive fee, if applicable), are sufficient to do so. The Sonesta management agreements further provide that the Company is paid an additional return based upon operating profits, as defined therein, after payment of Sonesta's incentive fee, if applicable. The Company realized returns of approximately $59.6 million during the year ended December 31, 2016 under the Sonesta agreement. The Company does not have any security deposits or guarantees for its Sonesta hotels. Accordingly, the returns the Company receives from its Sonesta hotels are limited to available hotel cash flows after payment of operating expenses.

The Sonesta management agreements provide that Sonesta is entitled to receive, after payment of hotel operating expenses, a base management fee equal to 3% of gross revenues for the Company's full service Sonesta hotels and 5% of gross revenues for our limited service Sonesta hotels. Additionally, Sonesta is entitled to a reservation fee equal to 1.5% of gross room revenues, as defined in the management agreements, a system fee for centralized services of 1.5% of gross revenues, a procurement and construction supervision fee equal to 3% of third party costs of capital expenditures and an incentive management fee equal to 20% of operating profits remaining after reimbursement to the Company and to Sonesta of certain advances and payment of the Company's minimum returns. Sonesta's incentive management fee, but not its other fees, is earned only after the Company's minimum returns are paid. The Company incurred base management, reservation and system fees and reimbursement costs for certain guest loyalty, marketing program and third party reservation transmission fees of approximately $24.2 million for the year ended December 31, 2016 under the Sonesta agreement. In addition, the Company recognized procurement and construction supervision fees of approximately $1.5 million for the year ended December 31, 2016 under the Sonesta agreement.

Under the Sonesta management agreements, the costs incurred by Sonesta for advertising, marketing, promotional and public relations programs and campaigns, including "frequent stay" rewards programs, for the benefit of the Company's Sonesta hotels are subject to reimbursement by the Company or are otherwise treated as hotel operating expenses, subject to the Company's approval.

The Sonesta management agreements do not require FF&E escrow deposits, but do require the Company to fund capital expenditures the Company approves at its Sonesta hotels. The Company funded approximately $54.1 million for renovations and other capital improvements to hotels included in the Sonesta agreement during the year ended December 31, 2016. The Company currently expects to fund approximately $35.8 million for renovations and other capital improvements during the year ending December 31, 2017. The Company owed Sonesta approximately $2.4 million for capital expenditure reimbursements and for a previously estimated overpayment of minimum returns advanced at December 31, 2016.

The Sonesta management agreements expire in January 2037, and will be extended automatically for up to two successive 15 year renewal terms unless Sonesta elects not to renew the management agreements. The Company generally has the right to terminate the Sonesta management agreements after three years without cause upon payment of a termination fee. The Company also has the right to terminate the Sonesta management agreements without a termination fee if the Company's minimum return is less than 6% of its invested capital during any three of four applicable consecutive years. Both the Company and Sonesta have the right to terminate the Sonesta management agreements upon a change of control, as defined therein, of the other party, and under certain other circumstances that, in

44    HOSPITALITY PROPERTIES TRUST     2017 Proxy Statement

the case of termination by Sonesta, may require the payment of a termination fee. Under the Sonesta management agreements, the termination fee is an amount equal to the present value of the payments that would have been made to Sonesta as a base management fee, reservation fee, system fee and incentive fee, each as defined therein, between the date of termination of the applicable agreement and the scheduled expiration date of the term that was remaining prior to such termination, which present value is calculated based upon the average of each of such fees earned in each of the three years ended prior to the date of termination, discounted at an annual rate equal to 8%.

On January 4, 2016, the Company and Sonesta amended the Sonesta pooling agreement and management agreements. Pursuant to the amendment, a hotel may be designated as "non-economic" under the applicable management agreement and removed from the Sonesta pooling agreement and subject to sale, and the Company has an early termination right under each of the Sonesta management agreements if the applicable hotel does not meet certain criteria for the stipulated measurement period. These stipulated measurement periods begin on the later of January 1, 2017 and January 1st of the year beginning at least 18 months following the effective date of the applicable management agreement.

On February 1, 2016, the Company acquired two extended stay hotels with 262 suites in Cleveland and Westlake, OH for $12.0 million, excluding acquisition related costs. In connection with this acquisition, the Company entered into a long term management agreement for Sonesta to manage these hotels and this management agreement was combined with the Company's other Sonesta hotel management agreements under the Company's pooling agreement with Sonesta.

On December 5, 2016, the Company acquired a 236 room hotel located in Milpitas, CA for $46.0 million, excluding acquisition related costs. This hotel was rebranded as a Sonesta hotel and is being managed by Sonesta.

Relationship with AIC. The Company, ABP Trust, TA and four other companies to which RMR LLC provides management services currently own AIC, an Indiana insurance company, in equal amounts and are parties to an amended and restated shareholders agreement regarding AIC.

All of the Company's Trustees and all of the trustees and directors of the other AIC shareholders currently serve on the board of directors of AIC. RMR LLC provides management and administrative services to AIC pursuant to a management and administrative services agreement with AIC. Pursuant to this agreement, AIC pays RMR LLC a service fee equal to 3.0% of the total annual net earned premiums payable under then active policies issued or underwritten by AIC or by a vendor or an agent of AIC on its behalf or in furtherance of AIC's business.

The Company and the other AIC shareholders participate in a combined property insurance program arranged and insured or reinsured in part by AIC. The Company paid aggregate annual premiums, including taxes and fees, of approximately $4.0 million in connection with this insurance program for the policy year ending June 30, 2017, which amount may be adjusted from time to time as the Company acquires and disposes of properties that are included in this insurance program.

Directors' and Officers' Liability Insurance. The Company, RMR Inc., RMR LLC and certain companies to which RMR LLC provides management services, including TA, participate in a combined directors' and officers' liability insurance policy. This combined policy expires in September 2018. The Company paid an aggregate premium of approximately $0.1 million for this policy purchased in August 2016.

The foregoing descriptions of the Company's agreements with RMR Inc., RMR LLC, Sonesta, TA, AIC and other related persons are summaries and are qualified in their entirety by the terms of the agreements. A further description of the terms of certain of those agreements is included in the Annual Report. In addition, copies of certain of the agreements evidencing these relationships are filed with the SEC and may be obtained from the SEC's website, www.sec.gov. The Company may engage in additional transactions with related persons, including businesses to which RMR LLC or its affiliates provide management services.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Executive officers, Trustees and certain persons who own more than 10% of the outstanding Common Shares are required by Section 16(a) of the Exchange Act and related regulations:

  •
  to file reports of their ownership of Common Shares with the SEC and NASDAQ; and

  •
  to furnish the Company with copies of the reports.

To the Company's knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2016, our executive officers, Trustees and greater than 10% beneficial owners timely filed all required Section 16(a) reports.

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OWNERSHIP OF EQUITY SECURITIES OF THE COMPANY

Trustees and Executive Officers

The following table sets forth information regarding beneficial ownership of Common Shares by each Trustee, each of our named executive officers, and our Trustees, Trustee nominees and executive officers as a group, all as of March 31, 2017. Unless otherwise noted, to the Company's knowledge, voting power and investment power in the Common Shares are exercisable solely by the named person and the principal business address of the named person is c/o Hospitality Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

Name and Address	Aggregate Number of Shares Beneficially Owned	Percent of Outstanding Shares*	Additional Information

Barry M. Portnoy	2,207,023	1.34%	Includes 1,672,783 Common Shares owned by ABP Trust. Voting and investment power with respect to Common Shares owned by ABP Trust may be deemed to be shared by Barry Portnoy as Chairman, majority owner and a trustee of ABP Trust and Adam Portnoy as the President and Chief Executive Officer, an owner and a trustee of ABP Trust.
Adam D. Portnoy	1,813,282	1.10%	See above note.
John G. Murray	83,956	Less than 1%
Ethan S. Bornstein	74,150	Less than 1%
Mark L. Kleifges	68,054	Less than 1%
John L. Harrington	28,760	Less than 1%
William A. Lamkin	20,000	Less than 1%
Donna D. Fraiche	5,000	Less than 1%

All Trustees and executive officers as a group (eight persons)	2,627,442	1.60%

*
Based on 164,268,199 Common Shares outstanding as of the Record Date, February 1, 2017.

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Principal Shareholders

Set forth in the table below is information about the number of shares held by persons the Company knows to be the beneficial owners of more than 5% of the Common Shares.

Name and Address	Aggregate Number of Shares Beneficially Owned*	Percent of Outstanding Shares**	Additional Information

The Vanguard Group, Inc. ("Vanguard") 100 Vanguard Boulevard Malvern, Pennsylvania 19355	28,179,023	17.15%	Based on a Schedule 13G/A filed with the SEC on February 13, 2017 by Vanguard:

•

Vanguard beneficially owns 28,179,023 Common Shares. Vanguard has sole voting power over 309,391 Common Shares, shared voting power over 192,879 Common Shares, sole dispositive power over 27,896,831 Common Shares and shared dispositive power over 282,192 Common Shares.

•

Vanguard Fiduciary Trust Company, a wholly owned subsidiary of Vanguard, beneficially owns 89,313 Common Shares as a result of its serving as investment manager of collective trust accounts.

•

Vanguard Investments Australia, Ltd., a wholly owned subsidiary of Vanguard, beneficially owns 412,957 Common Shares as a result of its serving as investment manager of Australian investment offerings.

Vanguard Specialized Funds— Vanguard REIT Index Fund ("Vanguard REIT") 100 Vanguard Boulevard Malvern, Pennsylvania 19355	12,338,227	7.51%	Based on a Schedule 13G filed with the SEC on February 13, 2017 by Vanguard REIT, Vanguard REIT beneficially owns and has sole voting power over 12,338,227 Common Shares and no dispositive power over such Common Shares.

The Company has been advised by Vanguard that the Common Shares reported as beneficially owned by Vanguard REIT are included in the total Common Shares reported as beneficially owned by Vanguard above.

BlackRock, Inc. ("BlackRock") 40 East 52nd Street New York, New York 10022	16,690,704	10.2%	Based on a Schedule 13G/A filed with the SEC on April 10, 2017 by BlackRock:

•

BlackRock beneficially owns 16,690,704 Common Shares, and has sole voting power over 15,961,562 Common Shares and sole dispositive power over 16,690,704 Common Shares.

•

BlackRock is the parent holding company for certain subsidiaries that have acquired the Company's shares and that are listed in that Schedule 13G/A.

*
Beneficial ownership of Vanguard and Vanguard REIT are shown as of December 31, 2016. Beneficial ownership of BlackRock is shown as of March 31, 2017.

**
Our Declaration of Trust places restrictions on the ability of any person or group to acquire beneficial ownership of more than 9.8% of any class of the Company's shares. Vanguard and BlackRock, however, are Excepted Persons, as defined in our Declaration of Trust, and Excepted Holders, as defined in our Bylaws, and therefore are not subject to this ownership limit, subject to certain limitations. The percentages indicated are based on 164,268,199 Common Shares outstanding as of the Record Date, February 1, 2017.

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COMPENSATION DISCUSSION AND ANALYSIS

Compensation Overview

This Compensation Discussion and Analysis provides a detailed description of the Company's executive compensation philosophy and programs, the compensation decisions the Compensation Committee made under those programs in 2016 and the factors which impacted those decisions. This Compensation Discussion and Analysis discusses the compensation of the Company's "named executive officers" for 2016, who are the officers for whom compensation disclosure is required to be made in this Proxy Statement under SEC rules. For 2016, the Company's named executive officers were:

Name	Title

John G. Murray	President and Chief Operating Officer
Mark L. Kleifges	Chief Financial Officer and Treasurer
Ethan S. Bornstein	Senior Vice President

The Company does not have any employees. The Company's manager, RMR LLC, provides services that otherwise would be provided by employees. The Company's named executive officers are employees of RMR LLC. RMR LLC conducts the Company's day to day operations on the Company's behalf and compensates the Company's named executive officers, Messrs. Murray, Kleifges and Bornstein, directly and in its sole discretion in connection with their services rendered to the Company and to RMR LLC. The Company does not pay its named executive officers salaries or bonuses or provide other compensatory benefits except for the grants of shares under the Company's 2012 Equity Compensation Plan (the "Share Award Plan"), discussed below. The Company does not reimburse RMR LLC for compensation RMR LLC pays to the Company's named executive officers. None of the Company's named executive officers have an employment agreement with the Company. In addition, except for the share award agreements discussed below under "Potential Payments upon Termination or Change in Control," none of the Company's named executive officers have an agreement that provides for payments or benefits upon or in connection with his termination or a change in control of the Company. Although the Compensation Committee reviews and approves the Company's business management and property management agreements with RMR LLC, it is not involved in compensation decisions made by RMR LLC for its employees other than the employee serving as the Company's Director of Internal Audit. The Company's payments to RMR LLC are described in "Certain Related Person Transactions" beginning on page 37 of this Proxy Statement. For information regarding the compensation paid by RMR LLC and RMR Inc. to the named executive officers of RMR Inc., please see the below "RMR LLC and RMR Inc. Compensation Practices" section and the documents filed by RMR Inc. with the SEC, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2016 and its Proxy Statement on Schedule 14A for its 2017 Annual Meeting of Shareholders. RMR Inc.'s filings with the SEC are not incorporated by reference into this Proxy Statement.

Compensation Philosophy

The Company's compensation program for its executive officers consists of grants of shares under the Share Award Plan. The Compensation Committee believes that these share grants recognize the Company's executive officers' scope of responsibilities, reward demonstrated performance and leadership, motivate future performance and further align the interests of the executive officers with those of the Company's shareholders.

Overview of 2016 Compensation Actions

In September 2016, the Chair of the Compensation Committee met with the Managing Trustees and the chairs of the compensation committees of the other public companies to which RMR LLC provides

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management services. RMR LLC provides management services to the following public companies: the Company, GOV, SIR, SNH, FVE and TA. The purposes of this meeting were, among other things, to discuss compensation philosophy and factors that may affect compensation decisions, to consider the compensation payable to the Company's Director of Internal Audit (who provides services to the Company and to other companies to which RMR LLC provides management services), to consider the allocation of internal audit and related services costs among the Company and other companies to which RMR LLC provides such services, to provide a comparative understanding of potential share grants by the Company and the other companies to which RMR LLC provides management services and to hear and consider recommendations from the Company's Managing Trustees concerning potential share grants. The share grants made by the other companies managed by RMR LLC are considered to be appropriate comparisons because of the similarities between certain services the Company requires from the Company's share grantees and the services provided by grantees providing similar services to these other companies. Subsequent to this meeting, the members of the Compensation Committee held a meeting at which the Committee Chair provided a report of the information discussed with the Managing Trustees and others, and made recommendations for share grants to the Company's named executive officers. The Compensation Committee then discussed these recommendations and other factors, including the following factors for the 2016 share grants: (i) the value of the proposed share grants, (ii) the historical awards previously granted to each named executive officer and the corresponding values at the time of the grants, (iii) the recommendations of RMR LLC as presented by the Managing Trustees, (iv) the value of share grants to executive officers providing comparable services at the Other REITs and companies to which RMR LLC provides management services, (v) changes, if any, in the responsibilities assigned to, or assumed by, each named executive officer during the past year and on a going forward basis, (vi) the length of historical services by each named executive officer, (vii) the responsibilities of each named executive officer and changes in those responsibilities, (viii) the Compensation Committee's perception regarding the quality of the services provided by each named executive officer in carrying out those responsibilities and (ix) the Company's financial and operating performance in the past year and the Company's perceived future prospects. The Compensation Committee considered these multiple factors in determining whether to increase or decrease the amounts of the prior year's grants. There was no formulaic approach in the use of these various factors in determining the number of shares to award to each named executive officer. The share amounts were determined on a subjective basis, using the various factors in the Compensation Committee's sole discretion. The named executive officers did not participate in these meetings and were not involved in determining or recommending the amount or form of named executive compensation they receive from the Company.

Analysis of 2016 Awards under the Share Award Plan

Although the Company does not pay any cash compensation directly to its officers and has no employees, the Company has adopted the Share Award Plan to reward the Company's named executive officers and other RMR LLC employees who provide services to the Company and to foster a continuing identity of interest between them and the Company's shareholders. The Company awards shares under the Share Award Plan to recognize the named executive officers' scope of responsibilities, reward demonstrated performance and leadership, motivate future performance, align the interests of the Company's executives with those of the Company's other shareholders and motivate the executives to remain employees of the Company's manager and to continue to provide services to the Company through the term of the awards.

Under its charter, the Compensation Committee evaluates, approves and administers the Company's equity compensation plans, which currently consist solely of the Share Award Plan. The Compensation Committee has historically determined to use grants of Common Share awards under the Share Award Plan rather than stock options as equity compensation. Because the value of the Common Shares may be determined in part by reference to its dividend yield relative to market interest rates rather than by its potential for capital appreciation, the Company believes a conventional stock option plan might not provide appropriate incentives for management for a business like that of the Company, but a share grant plan may create a better identity of interests between management and other shareholders. Also, because the Company believes a stock option plan could have the potential to encourage excessive short term risk taking, the Company has historically granted share awards rather than stock options.

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The Compensation Committee uses comparative information about the Other REITs as additional data to help it determine whether it is awarding share amounts that are reasonable based on the characteristics of those REITs and their respective officers. The Compensation Committee also considers the size and structure of the Other REITs and other RMR LLC managed businesses, and the experience, length of service and scope of duties and responsibilities of the officers at these other companies to assess the appropriateness of the value of the share awards proposed for the Company's officers in light of the proposed awards for officers with comparable roles at the other companies. The Compensation Committee reviewed the compensation data regarding the Other REITs and their officers, together with the other factors discussed above, but the Compensation Committee did not undertake a detailed comparison of the named executive officers across the REITs or other companies managed by RMR LLC or assign weight to any particular characteristic of these other companies or their officers because the Compensation Committee determines the share amounts in its sole discretion on a non-formulaic basis. In 2016, the Compensation Committee considered the foregoing factors and decided to award the same number of shares awarded to the Company's named executive officers as were awarded in 2015 in accordance with the recommendation of the Company's Managing Trustees and the Chair of the Compensation Committee. The Compensation Committee also determined that it would be appropriate to provide that such share awards would vest upon the occurrence of certain corporate "change in control" or termination events. For more information on potential payments upon such events, see page 56.

The Company determines the fair market value of the shares granted based on the closing price of the Common Shares on the date of grant. The Compensation Committee has imposed, and may impose, vesting and other conditions on the granted Common Shares because it believes that time based vesting encourages the recipients of the share awards to remain employed by RMR LLC and to continue to provide services to the Company. The Compensation Committee currently uses a vesting schedule under which one fifth of the shares vest immediately and the remaining shares vest in four equal, consecutive annual installments commencing on the first anniversary of the date of grant. The Compensation Committee utilizes a four year time based vesting schedule to provide an incentive to provide services for a long term and in consideration of the tax treatment of the share grants to the Company and to the recipients. In the event a recipient who has been granted a share award ceases to perform duties for the Company or ceases to be an officer or an employee of RMR LLC or any company that RMR LLC manages during the vesting period, the Company may cause the forfeiture of, or the Company may repurchase for nominal consideration, the Common Shares that have not yet vested. As with other issued Common Shares, vested and unvested shares awarded under the Share Award Plan are entitled to receive distributions that the Company makes, if any, on the Common Shares.

Because the consideration of share awards by the Compensation Committee and the Board is determined on a regular schedule (i.e., in September for the Company's officers and employees of RMR LLC and at the first meeting of the Board after the Annual Meeting of Shareholders for the Trustees), the proximity of any grants to earnings announcements or other market events, if any, is coincidental.

The Compensation Committee believes that its compensation philosophy and programs are designed to foster a business culture that aligns the interests of its named executive officers with those of its shareholders. The Compensation Committee believes that the equity compensation of its named executive officers is appropriate to the goal of providing shareholders dependable, long term returns.

Say on Pay

The Company's current policy, consistent with the prior vote of the Company's shareholders, is to provide shareholders with an opportunity to approve, on an advisory basis, the compensation of named executive officers each year at the Annual Meeting of Shareholders. Accordingly, the Company is providing shareholders with an opportunity to approve the compensation of the named executive officers, and to vote on the frequency of future opportunities to approve executive compensation, in this Proxy Statement. For more information, see Items 2 and 3 on pages 58 and 59 of this Proxy Statement, respectively.

In evaluating the Company's compensation process for 2016, the Compensation Committee generally considered the results of the most recent advisory vote of the Company's shareholders on the

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compensation of the executive officers named in the proxy statement for the Company's 2016 Annual Meeting of Shareholders.

RMR LLC and RMR Inc. Compensation Practices

As explained above, the Company's manager, RMR LLC, provides services that otherwise would be provided by employees, conducts the Company's day to day operations on the Company's behalf and compensates the Company's named executive officers, Messrs. Murray, Kleifges and Bornstein, directly and in its sole discretion in connection with their services rendered to the Company and to RMR LLC. The Company does not pay its named executive officers salaries or bonuses or provide other compensatory benefits except for the grants of share awards under the Share Award Plan. The Company does not reimburse RMR LLC for compensation RMR LLC or RMR Inc. pays to the Company's named executive officers.

RMR LLC has advised the Company that in 2016 RMR LLC paid each of the Company's named executive officers cash compensation comprised of a fixed salary and a cash bonus. RMR LLC did not provide guaranteed cash bonuses to the Company's named executive officers during 2016 and did not set specific performance targets on which bonuses would be payable to them. Instead, the annual cash bonuses paid by RMR LLC to the Company's named executive officers in 2016 were discretionary in amount and were based on a performance evaluation conducted by the compensation committee of RMR Inc.

RMR Inc., the parent of RMR LLC, granted an award of 4,000 shares of Class A common stock of RMR Inc., with a grant date fair value of $151,360, to each of Mr. Murray and Mr. Kleifges and an award of 1,500 shares of Class A common stock of RMR Inc., with a grant date fair value of $56,760, to Mr. Bornstein in 2016. One fifth of the shares awarded vested on the grant date and an additional one fifth vests on each of the next four anniversaries of the initial grant date, subject to the applicable named executive officer continuing to render significant services, whether as an employee or otherwise, to RMR LLC or a public client company managed by RMR LLC or their respective affiliates and to accelerated vesting under certain circumstances.

The Company's named executive officers are also officers and employees of RMR LLC and, as officers and employees of RMR LLC, also provide services to RMR LLC, RMR Inc. and other companies managed by RMR LLC and its subsidiaries. RMR LLC has informed the Company that the cash compensation paid by RMR LLC to the Company's named executive officers is for services provided by the officers to RMR LLC, RMR Inc., the Company and other companies managed by RMR LLC and its subsidiaries. RMR LLC has also informed the Company that it is not able to allocate with reasonable certainty or provide a reasonable estimate of the compensation paid by RMR LLC to our named executive officers for their services to the Company for a number of reasons:

  •
  Our management agreements with RMR LLC do not require individual executive officers to dedicate a specific amount of time to providing services to the Company under those agreements. RMR's officers and employees provide services on an as needed basis across RMR LLC, RMR Inc., the Company and all other companies managed by RMR LLC and its subsidiaries.

  •
  Our management agreements with RMR LLC do not require that a specified amount or percentage of the fees the Company pays to RMR LLC be allocated to the Company's executive officers.

  •
  RMR LLC does not designate a specific amount of time that the Company's named executive officers must spend providing services to the Company or record the amount of time that the Company's named executive officers (or any other employee of RMR LLC) spend providing services to the Company.

For information regarding the compensation paid by RMR LLC and RMR Inc. to the named executive officers of RMR Inc., please see the documents filed by RMR Inc. with the SEC, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2016 and its Proxy Statement on Schedule 14A for its 2017 Annual Meeting of Shareholders. RMR Inc.'s filings with the SEC are not incorporated by reference into this Proxy Statement.

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REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Annual Report on Form 10-K for the year ended December 31, 2016.

John L. Harrington, Chair Donna D. Fraiche William A. Lamkin

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee is comprised entirely of the three Independent Trustees listed above. No member of the Compensation Committee is a current, or during 2016 was a former, officer or employee of the Company. In 2016, none of the Company's executive officers served (i) on the compensation committee of any entity that had one or more of its executive officers serving on the Board or the Compensation Committee of the Company or (ii) on the board of directors or board of trustees of any entity that had one or more of its executive officers serving on the Compensation Committee of the Company. Members of the Compensation Committee serve as independent trustees or independent directors and compensation committee members of other public companies to which RMR LLC provides management services. Mr. Harrington serves as an independent trustee of GOV, SNH and RIF. Ms. Fraiche serves as an independent trustee of SIR and an independent director of FVE. Mr. Lamkin serves as an independent trustee of SIR. In addition, each of our Independent Trustees serves as a director of AIC. The disclosures regarding our relationships with these foregoing entities and certain transactions with or involving them under the section entitled "Certain Related Person Transactions" are incorporated by reference herein.

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EXECUTIVE COMPENSATION

The following tables and footnotes summarize the total compensation of the Company's President and Chief Operating Officer, the Chief Financial Officer and Treasurer and Senior Vice President who were serving as such officers as of December 31, 2016, or the Company's "named executive officers". None of the Company's named executive officers are employed by the Company. The Company's manager, RMR LLC, provides services that otherwise would be provided by employees and employs and compensates the Company's named executive officers directly and in RMR LLC's sole discretion in connection with their services rendered to RMR LLC and to the Company. For information regarding the compensation paid by the Company to RMR LLC, please see the above "Related Person Transactions" section. For information regarding the compensation paid by RMR LLC and RMR Inc. to the named executive officers of RMR Inc., please see the above "RMR LLC and RMR Inc. Compensation Practices" section and the documents filed by RMR Inc. with the SEC, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2016 and its Proxy Statement on Schedule 14A for its 2017 Annual Meeting of Shareholders. RMR Inc.'s filings with the SEC are not incorporated by reference into this Proxy Statement. The Company does not pay the Company's named executive officers salaries or bonuses or provide other compensation or employee benefits except for the awards of Common Shares under the Share Award Plan.

Summary Compensation Table

Name and Principal Position	Year	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)

John G. Murray	2016	$214,275	$30,298	$244,573
President, Chief Operating	2015	192,450	32,294	224,744
Officer and Assistant Secretary	2014	213,750	27,935	241,685

Mark L. Kleifges	2016	$214,275	$30,298	$244,573
Chief Financial Officer and Treasurer	2015	192,450	32,294	224,744
	2014	213,750	27,935	241,685

Ethan S. Bornstein	2016	$214,275	$30,298	$244,573
Senior Vice President	2015	192,450	32,294	224,744
	2014	213,750	27,935	241,685

(1)
Represents the grant date fair value of Common Share awards in 2016, 2015 and 2014, as applicable, compiled in accordance with ASC 718 (which equals the closing price of the shares on the award date, multiplied by the number of shares subject to the grant). No assumptions were used in this calculation.

(2)
Consists of cash distributions in the applicable year on unvested Common Shares received in connection with cash distributions the Company paid to all of the Company's shareholders. For 2015, the amount also includes $2,941, representing the fair value of the pro rata distribution the Company made of shares of class A common stock of RMR Inc. to the Company's shareholders on the date of distribution of those shares with respect to unvested Common Shares.

2016 Grants of Plan Based Awards

Share awards granted by the Company to the named executive officers in 2016 provide that one fifth of each award vested on the date of grant and an additional one fifth vests on each of the next four anniversaries of the grant date, subject to the applicable named executive officer continuing to render significant services as an employee or otherwise, to the Company, RMR LLC or any company to which RMR LLC provides management services or their respective affiliates and to accelerated vesting under certain circumstances. Holders of vested and unvested Common Shares awarded under the Share Award Plan receive distributions that the Company makes, if any, on its shares on the same terms as other holders of the Common Shares.

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The following table shows the total Common Shares awarded by the Company to its named executive officers in 2016.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards(1)

John G. Murray	9/15/2016	7,500	$214,275

Mark L. Kleifges	9/15/2016	7,500	214,275

Ethan S. Bornstein	9/15/2016	7,500	214,275

(1)
Equals the number of Common Shares multiplied by the closing price on the date of the award grant, which is also the grant date fair value under ASC 718. No assumptions were used in this calculation.

2016 Outstanding Equity Awards at Fiscal Year End

		Stock Awards

Name	Year Granted	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)

John G. Murray	2016	6,000	$190,440
	2015	4,500	142,830
	2014	3,000	95,220
	2013	1,500	47,610

Mark L. Kleifges	2016	6,000	$190,440
	2015	4,500	142,830
	2014	3,000	95,220
	2013	1,500	47,610

Ethan S. Bornstein	2016	6,000	$190,440
	2015	4,500	142,830
	2014	3,000	95,220
	2013	1,500	47,610

(1)
The share awards granted in 2016, 2015, 2014 and 2013 were granted on September 15, 2016, September 2, 2015, September 12, 2014 and September 13, 2013, respectively.

(2)
Equals the number of Common Shares not vested multiplied by the closing price of the Common Shares on December 30, 2016.

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2016 Stock Vested

The following table shows Common Share awards made in 2016 and prior years to the Company's named executive officers that vested in 2016.

	Stock Awards

Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)

John G. Murray	7,400	$214,650
Mark L. Kleifges	7,400	214,650
Ethan S. Bornstein	7,400	214,650

(1)
Equals the number of vesting Common Shares multiplied by the closing price on the date that such Common Shares vested in 2016.

Potential Payments upon Termination or Change in Control

From time to time, we have entered into arrangements with former employees of RMR LLC in connection with the termination of their employment with RMR LLC, providing for the acceleration of vesting of Common Shares previously awarded to them under the Share Award Plan. Although we have no formal policy, plan or arrangement for payments to employees of RMR LLC in connection with their termination of employment with RMR LLC, we may in the future provide on a discretionary basis for similar arrangements depending on various factors we then consider relevant and if we believe it is in our best interests to do so.

The form of share award agreement for awards made to our named executive officers provides for acceleration of vesting of all share awards upon the occurrence of certain change in control or termination events (each, a "Termination Event").

The following table describes the potential payments to our named executive officers upon a Termination Event, if such event had occurred, as of December 31, 2016.

Name	Number of Shares Vested Upon Termination Event (#)	Value Realized on Termination Event as of December 31, 2016 ($)(1)

John G. Murray	15,000	$476,100
Mark L. Kleifges	15,000	476,100
Ethan S. Bornstein	15,000	476,100

(1)
Equals the number of Common Shares multiplied by the closing price of the Common Shares on December 30, 2016.

For a discussion of the consequences of a Termination Event under the Company's business and property management agreements with RMR LLC, see the above "Related Person Transactions" section.

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REPORT OF THE AUDIT COMMITTEE

In the course of the Audit Committee's oversight of the Company's financial reporting process, the Audit Committee has: (i) reviewed and discussed with management the audited financial statements for the fiscal year ended December 31, 2016; (ii) discussed with Ernst & Young LLP, the Company's independent auditors, the matters required to be discussed under PCAOB Auditing Standard No. 1301; (iii) received the written disclosures and the letter from the auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors' communications with the Audit Committee concerning independence; (iv) discussed with the independent auditors their independence; and (v) considered whether the provision of non-audit services by the independent auditors is compatible with maintaining their independence and concluded that it is compatible at this time.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2016, for filing with the SEC.

William A. Lamkin, Chair Donna D. Fraiche John L. Harrington

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ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION (ITEM 2)

As required by Section 14A of the Exchange Act, the Company seeks a non-binding advisory vote from its shareholders to approve the compensation of its named executive officers as described in the "Compensation Discussion and Analysis" section beginning on page 49 and the "Executive Compensation" section beginning on page 54.

The Board recommends that shareholders vote FOR the following resolution:

  RESOLVED: That the shareholders of the Company approve, on a non-binding, advisory basis, the compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the "Compensation Discussion and Analysis" in this Proxy Statement.

Because your vote is advisory, it will not be binding upon the Board or the Compensation Committee. However, the Board values shareholders' opinions and the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions.

Approval of executive compensation requires the affirmative vote of a majority of all the votes cast, in person or by proxy, at the 2017 Annual Meeting.

The Board of Trustees recommends a vote "FOR" the advisory vote to approve executive compensation.

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ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE EXECUTIVE COMPENSATION (ITEM 3)

As required by Section 14A of the Exchange Act, the Company seeks a non-binding advisory vote from its shareholders to approve the frequency with which shareholders wish to have a non-binding advisory vote on the compensation of the Company's named executive officers; in other words, how often a proposal similar to this year's Item 2 will be included in the matters to be voted on at future Annual Meetings of Shareholders. The choices available under Section 14A of the Exchange Act are every year, every two years or every three years.

After consideration, the Board recommends that shareholders select every three years as the desired frequency for a non-binding advisory vote of shareholders on named executive officer compensation. The Board believes this frequency is appropriate because the executive compensation paid by the Company is comprised solely of awards of Common Shares under the Share Award Plan, and the Company does not expect to change its method of compensating its named executive officers and further does not expect that its approach to these awards will vary significantly from year to year. This frequency will encourage a long term analysis of the Company's compensation to its named executive officers, and will provide shareholders with sufficient time to evaluate the effectiveness of the Company's compensation policies and practices.

Because your vote is advisory, it will not be binding upon the Board or the Compensation Committee. However, the Board values shareholders' opinions and the Compensation Committee will take into account the outcome of the vote when considering the frequency with which the Company will seek future shareholder votes on the Company's executive compensation.

Approval of the frequency of future advisory votes to approve executive compensation requires the affirmative vote of a majority of all the votes cast, in person or by proxy, at the 2017 Annual Meeting.

The Board of Trustees recommends a vote for every "THREE YEARS" as the frequency of future advisory votes to approve executive compensation.

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RATIFICATION OF THE
APPOINTMENT OF ERNST & YOUNG LLP
AS INDEPENDENT AUDITORS (ITEM 4)

The Audit Committee has the sole authority and responsibility to hire, evaluate and, when appropriate, replace our independent auditors and is directly responsible for the appointment, compensation and general oversight of the work of the independent auditors. The Audit Committee is responsible for approving the audit and permissible non-audit services provided by the independent auditors and the associated fees.

The Audit Committee evaluates the performance of our independent auditors each year and determines whether to reengage the current independent auditors or consider other audit firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the auditors and the auditors' technical expertise and knowledge of our operations and industry. In connection with the mandated rotation of the independent auditors' lead engagement partner, the Audit Committee and its chair consider the selection of the new lead engagement partner identified by the independent auditors.

Based on this evaluation, the Audit Committee has appointed Ernst & Young LLP to serve as independent auditors for the fiscal year ending December 31, 2017. Ernst & Young LLP has served as our independent auditors since the Company's formation and is considered by management and the Audit Committee to be well qualified. Further, the Audit Committee and the Board believe that the continued retention of Ernst & Young LLP to serve as the independent registered public accounting firm is in the best interests of the Company and its shareholders.

The Audit Committee has determined to submit its selection of the independent auditors to the Company's shareholders for ratification. This vote will ratify prior action by the Audit Committee and will not be binding upon the Audit Committee. However, the Audit Committee may reconsider its prior appointment of the independent auditors or consider the results of this vote when it determines to appoint our independent auditors in the future.

Audit Fees and All Other Fees

The following table shows the fees for audit and other services provided to us by Ernst & Young LLP for the fiscal years ended December 31, 2016 and 2015.

	2016 Fees(1)	2015 Fees

Audit Fees	$1,529,818	$1,360,971
Audit Related Fees	—	—
Tax Fees	28,200	26,800
All Other Fees	508	536

(1)
The amount of audit fees for 2016 is based on the fees estimate provided by Ernst & Young LLP to and approved by the Audit Committee for services provided to us by Ernst & Young LLP, including in connection with the audit of the Company's 2016 financial statements and internal control over financial reporting. The final amount of the fees for those services may vary from the estimate provided.

Audit Fees. This category includes fees associated with the annual financial statements audit and related audit procedures, the audit of internal control over financial reporting, work performed in connection with any registration statements and any applicable Current Reports on Form 8-K and the review of any of the Company's Quarterly Reports on Form 10-Q.

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Audit Related Fees. This category consists of services that are reasonably related to the performance of the audit or review of financial statements and are not included in "Audit Fees." These services principally include due diligence in connection with acquisitions, consultation on accounting and internal control matters, audits in connection with proposed or consummated acquisitions, information systems audits and other attest services.

Tax Fees. This category consists of fees for tax services, including tax compliance, tax advice and tax planning.

All Other Fees. This category consists of services that are not included in the above categories. The amounts for 2016 and 2015 reflect annual subscription fees for Ernst & Young LLP's online accounting research application.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee has established policies and procedures that are intended to control the services provided by our independent auditors and to monitor their continuing independence. Under these policies, no services may be undertaken by our independent auditors unless the engagement is specifically approved by the Audit Committee or the services are included within a category that has been approved by the Audit Committee. The maximum charge for services is established by the Audit Committee when the specific engagement or the category of services is approved. In certain circumstances, our management is required to notify the Audit Committee when approved services are undertaken and the Audit Committee or its Chair may approve amendments or modifications to the engagement or the maximum fees. Our Director of Internal Audit is responsible for reporting to the Audit Committee regarding compliance with these policies and procedures.

The Audit Committee will not approve engagements of the independent auditors to perform non-audit services for the Company if doing so will cause the independent auditors to cease to be independent within the meaning of applicable SEC or NASDAQ rules. In other circumstances, the Audit Committee considers, among other things, whether our independent auditors are able to provide the required services in a more or less effective and efficient manner than other available service providers and whether the services are consistent with the Public Company Accounting Oversight Board Rules.

All services for which the Company engaged its independent auditors in 2016 and 2015 were approved by the Audit Committee. The total fees for audit and non-audit services provided by Ernst & Young LLP in 2016 and 2015 are set forth above and include estimated fee amounts. The tax fees charged by Ernst & Young LLP during 2016 and 2015 were for tax compliance services, including those related to the Company's income tax returns for the fiscal years ended December 31, 2015 and 2014, respectively. The Audit Committee approved the engagement of Ernst & Young LLP to provide these non-audit services because it determined that Ernst & Young LLP providing these services would not compromise Ernst & Young LLP's independence and that the firm's familiarity with our record keeping and accounting systems would permit the firm to provide these services with equal or higher quality, more efficiently and at a lower cost than the Company could obtain these services from other providers.

Other Information

The Company has been advised by Ernst & Young LLP that neither that firm, nor any member of the firm, has any material interest, direct or indirect, in any capacity in the Company or its subsidiaries.

One or more representatives of Ernst & Young LLP will be present at the 2017 Annual Meeting. The representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

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Ratification of the appointment of the independent auditors requires the affirmative vote of a majority of all the votes cast, in person or by proxy, at the 2017 Annual Meeting. If shareholders fail to approve the proposal, the Board may reconsider its prior appointment of the independent auditors or consider the results of this vote when it determines to appoint our independent auditors in the future.

The Board of Trustees recommends a vote "FOR" the ratification of the appointment of Ernst & Young LLP as independent auditors.

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NON-BINDING SHAREHOLDER PROPOSAL REQUESTING THAT THE BOARD OPT OUT OF MARYLAND'S UNSOLICITED TAKEOVERS ACT (ITEM 5)

The following shareholder proposal was submitted by UNITE HERE! (the "Union"), which is a labor union representing hotel workers in the United States, including hotel workers who are employees of the managers of some of our hotels. If the shareholder proponent, or a representative of the shareholder proponent who is qualified under state law, is present and properly submits the Union's proposal for a vote, then the proposal will be voted on at the 2017 Annual Meeting. In accordance with federal securities laws, the Company is including the Union's proposal and supporting statement in this proxy statement exactly as submitted by the Union. So you can easily distinguish between information provided by the Union and information provided by the Company, there is a box around the information provided by the Union. As an advisory vote, if approved, the Union's proposal would be a non-binding recommendation to the Board.

UNITE HERE!, 275 Seventh Avenue, New York, New York 10001, owner of 190 Common Shares, submitted the following proposal:

Proposal of the Union

RESOLVED, that shareholders of Hospitality Properties Trust ("the Company") urge the Board to take all steps necessary to cause the Company to opt out of Maryland's Unsolicited Takeover Act (Title 3, subtitle 8 of the Maryland General Corporation Law, MD Corp.& Assn. Code §§ 3-801 - 3-805) ("MUTA"), and to require approval by a majority of shareholders casting votes before opting back into the MUTA.

Supporting Statement

This proposal urges the Board to take all actions required for the Company to opt out the MUTA, and require majority approval from shareholders to opt back in. MUTA permits the Board, without shareholder approval, to implement various takeover defenses, such as classifying the Board, expanding the Board by filling vacancies only with the vote of other directors, requiring a two-thirds vote for removal of a director, and limiting shareholders' abilities to call special meetings. The Company currently has not opted out of MUTA. Failing to opt out of MUTA may adversely affect shareholder value by discouraging offers to acquire the Company that could be beneficial to shareholders.

At the Company's last three shareholder meetings, over 80% of shareholder votes were cast in favor of a substantially identical proposal, recommending opting out of MUTA. Only 20% of votes were cast in support of a Company proposal in 2014 that would have permitted the Company to opt into MUTA, provided that shareholders had a chance to vote to opt out again within 18 months. (A majority of listed lodging REITs now opt out of provisions of the MUTA).

2017 marks the first time in the Company's history as a listed REIT that shareholders can vote on the entire Board, eight years after a majority of votes were cast in favor of CalPERS' first proposal to declassify the Board. Without now opting out of MUTA and requiring shareholder approval to opt back in, we believe the Company's adoption of annual director elections rings hollow, as the Board can unilaterally re-classify itself at any time.

In fact, we believe Board has only moved to further insulate itself from shareholders in recent years. In 2015, the Board unilaterally passed bylaw amendments sharply limiting shareholders' ability to nominate or propose the removal of their director representatives. By our estimates, these restrictive amendments impact upwards of 99% of the Company's current institutional investors.

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At the same time, the Board has not been responsive to shareholder votes on director nominees. No director standing for election over the past two years has won the support of a voting majority of shareholders. After resigning, all were reappointed; two current Board members (A. Portnoy, Lamkin) have served two consecutive terms as "zombie directors" (directors who serve as shareholder representatives without the support of a voting majority). In 2015, only 0.4% of directors at Russell 3000 companies failed to win the support of a voting majority.

We urge shareholders to vote YES, recommend the Board opt out of MUTA, and require shareholder approval before opting back in.

The Company's Statement About The Union's Proposal

After consideration, the Board has concluded that the Union's proposal is not in the best interests of the Company and unanimously urges shareholders to vote "AGAINST" the proposal for the following reasons:

The Company Has Delivered Strong Performance.

For the 15 consecutive quarterly reporting periods ended September 30, 2016, the Company's hotels have produced revenue per available room ("RevPAR") growth which has consistently exceeded hotel industry averages as reported by Smith Travel Research.

For each of the one, three, five and ten year periods ended December 31, 2016, the Company's total return per share (i.e., dividends plus market price changes) has exceeded the total returns per share of the SNL U.S. REIT Hotel Index by +7.0%, +19.5%, +17.5% and +42.6% respectively.1

The effect of the Union's proposal, if it were adopted by the Company, would be to make the Company more vulnerable to a hostile takeover than if the Union's proposal is not adopted. When a company is performing better than its peers on a regular basis, the Board believes that it does not make sense to create governance conditions which facilitate a hostile takeover by an opportunistic buyer.

What Is Good For The Union Is Not Good For The Company.

The Union is regularly engaged in organizing hotel employees and promoting boycotts of hotels which do not employ Union members, including some hotels owned by the Company. The Union also has a long history of acquiring small amounts of stock in hotel companies and then making proposals to, or bringing litigation against, those companies to pressure them toward its labor union agenda.2 The Union states that it owns 190 shares of the Company, or less than one, one thousandth, of one percent, of our total Common Shares outstanding. The Board believes that the Union has submitted its proposal to further the Union's own special interests, which are not aligned with those of the Company or other Company shareholders.

A Number of Studies Show That The Union's Proposal Is Not Related To Good Financial Results.

  •
  Anti-takeover provisions, including classified boards, correlate positively with corporate innovation and long term value creation. (Thomas J. Chemmanur and Xuan Tian, "Do Anti-Takeover Provisions Spur Corporate Innovation?" AFA 2012 Chicago Meetings Paper (2013)).

1
SNL Financial U.S. REIT Hotel Index Data and Company data.

2
For example, see UNITE HERE v. Cintas Corp., No. 06 Civ. 7061 (DCL), 2006 WL 2859279 at *10 (S.D.N.Y. Oct. 11, 2006) where it was noted that the Union brought a lawsuit alleging securities law violations "as part of the [Union's] campaign to harass a corporation and gain leverage in a unionization struggle" and with "no genuine belief in the merits of its claims."

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  •
  Companies with strong anti-takeover provisions, including classified boards, performed better than companies without such defenses, including higher returns for shareholders and profitability, among other indicia of corporate performance. (Lawrence D. Brown and Marcus L. Caylor, "Corporate Governance and Firm Performance" (2004)).

  •
  Public companies with higher quality managers generally have a greater number of anti-takeover provisions and achieve better operating and stock return performance compared to other public companies. (Thomas J. Chemmanur, Imants Paeglis and Karen Simonyan, "Management Quality and Anti-Takeover Provisions" (2007)).

  •
  The fact that shareholders have a "revealed preference" for companies with anti-takeover provisions negates the theory that such provisions necessarily reduce shareholder wealth. (Lynn A. Stout, "Do Antitakeover Defenses Decrease Shareholder Wealth? The Ex Post/Ex Ante Valuation Problem" Stanford Law Review (2002)).

  •
  Provisions protecting a company from unsolicited takeover, including a classified board, allow management to focus on and facilitate long term value creation. (Gary Caton, Choo Yong and Jeremy Goh, "Corporate Governance, Shareholder Rights, and Shareholder Rights Plans: Poison, Placebo, or Prescription?" Journal of Financial and Quantitative Analysis (2008)).

  •
  Efforts by shareholder activists to repeal or consistently vote against anti-takeover provisions, as well as the increasing trend to create corporate governance metrics that punish companies for having anti-takeover provisions, are inconsistent with evidence which demonstrates that these provisions can benefit shareholders. (Miroslava Straska and Gregory Waller, "Do Antitakeover Provisions Harm Shareholders?" Journal of Corporate Finance (2010)).

A Classified Board Promotes Long Term Strategies Which Are Essential For The Company's Continued Success.

  •
  The Company's basic business strategy is to enter long term leases and management agreements with well established hospitality companies. Changing circumstances during the Company's long term business arrangements requires institutionalized historical knowledge at the Board level. A classified Board may help ensure that a majority of the Board has prior experience with, and knowledge of, the Company's business arrangements.

  •
  A number of well informed observers of business governance have noted that frequent Board turnover may damage a business's success. For example, Chief Justice Leo E. Strine of the Delaware Supreme Court has observed that frequent shareholder intervention distracts board members from profit producing activities. (Leo E. Strine, Jr. "One Fundamental Corporate Governance Question We Face: Can Corporations be Managed for the Long Term Unless Their Powerful Electorates Also Act and Think Long Term?" (2010)). Also, overall the empirical evidence suggests that classified boards serve a positive, constructive role in corporate governance. (K.J. Martijn Cremers and Simone M. Sepe, "The Shareholder Value of Empowered Boards" (2016)).

The Union's Proposal To Permit The Company To Invoke MUTA Only After A Shareholder Vote Is Not Workable.

MUTA is intended to provide the Board with legal tools to protect the Company and its shareholders from abusive tactics which may be employed by persons seeking to capture the Company's long term value without paying a full price. The Union's proposal that would allow the Company to opt into MUTA's protection only after a shareholder vote is simply not practical: "a shareholder vote requires an annual or special meeting of shareholders, a process likely to take at least several months, typically not soon enough to provide any timely or effective benefit to a REIT under attack." James J. Hanks, Jr., "Getting Nothing For Something," REIT Zone Publications, September 3, 2014.

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The Union's Multi-Year Campaign Has Already Burdened The Company And Distracted Its Management And Board. The Union Should Not Be Encouraged To Continue.

As noted in the Union's supporting statement, the Union's activities have already resulted in some Board members not receiving the votes necessary for election to the Board. The Union's activities have introduced non-constructive and potentially destabilizing dynamics into the Board election process. The Union's continuing disruptive activities should not be encouraged.

Board Recommendation

The Board unanimously believes that the Union's proposal is not in the Company's best interests and urges shareholders to vote "AGAINST" the Union's proposal.

Approval of the Union's proposal requires the affirmative vote of a majority of all the votes cast by the holders of Common Shares voting in person or by proxy at the 2017 Annual Meeting. As an advisory vote, if approved, the Union's proposal would be a non-binding recommendation to the Board.

The Board of Trustees recommends a vote "AGAINST" the Union's proposal.

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NON-BINDING SHAREHOLDER PROPOSAL REQUESTING THAT THE BOARD ADOPT A PROXY ACCESS BYLAW (ITEM 6)

The following shareholder proposal was submitted by the Comptroller of the City of New York, as the custodian and a trustee of the New York City Employees' Retirement System and the New York City Police Pension Fund, and custodian of the New York City Board of Education Retirement System, Municipal Building, One Centre Street, 8th Floor North, New York, NY 10007. If a proponent, or a representative of a proponent who is qualified under state law, is present at the 2017 Annual Meeting and properly submits the proposal for a vote, then the proposal will be voted on at the 2017 Annual Meeting. In accordance with federal securities laws, we are including the proponents' proposal and supporting statement in this proxy statement exactly as submitted by the proponents. So you can easily distinguish between information provided by the proponents and information provided by the Company, there is a box around the information provided by the proponents. As an advisory vote, if approved, the Comptroller of the City of New York's proposal would be a non-binding recommendation to the Board.

Shareholder Proposal

RESOLVED: Shareholders of Hospitality Properties Trust (the "Company") ask the board of directors (the "Board") to take the steps necessary to adopt a "proxy access" bylaw. Such a bylaw shall require the Company to include in proxy materials prepared for a shareholder meeting at which directors are to be elected the name, Disclosure and Statement (as defined herein) of any person nominated for election to the board by a shareholder or group (the "Nominator") that meets the criteria established below. The Company shall allow shareholders to vote on such nominee on the Company's proxy card.

The number of shareholder-nominated candidates appearing in proxy materials shall not exceed the larger of two or one quarter of the directors then serving. This bylaw, which shall supplement existing rights under Company bylaws, should provide that a Nominator must:

  a)    have beneficially owned 3% or more of the Company's outstanding common stock continuously for at least three years before submitting the nomination;

  b)    give the Company, within the time period identified in its bylaws, written notice of the information required by the bylaws and any Securities and Exchange Commission rules about (i) the nominee, including consent to being named in the proxy materials and to serving as director if elected; and (ii) the Nominator, including proof it owns the required shares (the "Disclosure"); and

  c)     certify that (i) it will assume liability stemming from any legal or regulatory violation arising out of the Nominator's communications with the Company shareholders, including the Disclosure and Statement; (ii) it will comply with all applicable laws and regulations if it uses soliciting material other than the Company's proxy materials; and (iii) to the best of its knowledge, the required shares were acquired in the ordinary course of business and not to change or influence control at the Company.

The Nominator may submit with the Disclosure a statement not exceeding 500 words in support of each nominee (the "Statement"). The Board shall adopt procedures for promptly resolving disputes over whether notice of a nomination was timely, whether the Disclosure and Statement satisfy the bylaw and applicable federal regulations, and the priority to be given to multiple nominations exceeding the one-quarter limit.

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Supporting Statement

We believe proxy access will make directors more accountable and enhance shareholder value. A 2014 study by the CFA Institute concluded that proxy access could raise overall US market capitalization by up to $140.3 billion if adopted market-wide, "with little cost or disruption." (http://www.cfapubs.org/doi/pdfil 0.2469/ccb.v2014.n9.1)

The proposed terms are similar to those in vacated SEC Rule 14a-11(https://wvvw.sec.gov/rules/final/2010/33-9136.pdf). The SEC, following extensive analysis and input from market participants, determined that those terms struck the proper balance of providing shareholders with viable proxy access while containing appropriate safeguards.

The proposed terms enjoy strong investor support and company acceptance. Between January 2015 and October 2016, 95 similar shareholder proposals received majority votes and at least 270 companies of various sizes across industries enacted bylaws with similar terms.

We urge shareholders to vote FOR this proposal.

The Company's Statement About The Proposal

If adopted, the Comptroller of the City of New York's proxy access procedure would facilitate company financed proxy contests in trustee elections by requiring the Company's proxy statement and proxy card to include nominees of a shareholder to stand for election as a Trustee in competition with the Board's nominees, instead of the nominating shareholder providing his or her own proxy materials.

The Board is not convinced that proxy access makes a board more accountable or increases shareholder value for the following reasons:

  •
  Allowing shareholders to nominate competing Board candidates in the Company's proxy statement may undercut the role of our independent Nominating and Governance Committee and the Board in a crucial element of our corporate governance.

  •
  Proxy access risks introducing non-constructive and destabilizing dynamics into the Board election process.

  •
  Proxy access creates the potential for a shareholder with special interests to use proxy access to promote a specific agenda rather than the best interests of the Company, thereby creating the risk of a special interest shareholder leveraging the Board election process at negligible cost to such shareholder.

  •
  If adopted, the Comptroller of the City of New York's proxy access procedure would permit a shareholder with a current intent to effect a change in control to use proxy access to obtain seats on the Board, so long as the shareholder originally acquired the required number of shares in the ordinary course of business with no intent to change or influence control of the Company.

  •
  Proxy access may encourage a short term focus with respect to the Company's business that would not be in the long term interest of the Company. For example, a nominating shareholder may have more immediate need for liquidity and nominate individuals who will take steps to increase the near term share price at the expense of long term value creation.

The Board believes that the measures the Company currently employs for the nomination and election of Trustees have promoted long term value creation. Proxy access is new and its benefits are unproven. For

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the foregoing reasons, the Board believes that this proposal is not in the best interests of the Company and unanimously urges shareholders to vote "AGAINST" it.

Approval of the proposal requires the affirmative vote of a majority of all the votes cast by the holders of the Common Shares voting in person or by proxy at the 2017 Annual Meeting. As an advisory vote, if approved, the proposal would be a non-binding recommendation to the Board.

The Board of Trustees recommends a vote "AGAINST" the proposal.

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OTHER INFORMATION

At this time, the Company knows of no other matters that will be brought before the meeting. If, however, other matters properly come before the meeting or any postponement or adjournment thereof, the persons named in the accompanying proxy card intend to vote the shares for which they have been appointed or authorized as proxy in accordance with their discretion on such matters to the maximum extent that they are permitted to do so by applicable law.

Jennifer B. Clark
Secretary

Newton, Massachusetts
April 24, 2017

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THANK YOU

Thank you for being a shareholder of
Hospitality Properties Trust.

AUTHORIZE YOUR PROXY BY INTERNET - www.proxyvote.com Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern time, on June 14, 2017. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to submit your voting instructions. AUTHORIZE YOUR PROXY BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern time, on June 14, 2017. Have your proxy card in hand when you call and then follow the instructions. If the meeting is postponed or adjourned, the above times will be extended to 11:59 p.m., Eastern time, on the day before the reconvened meeting. HOSPITALITY PROPERTIES TRUST C/O BROADRIDGE FINANCIAL SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 AUTHORIZE YOUR PROXY BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Hospitality Properties Trust, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by Hospitality Properties Trust in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically by e-mail or over the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E18243-P85573 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. HOSPITALITY PROPERTIES TRUST One Year ! Two Years ! For Three Years ! Against Abstain 3. Advisory vote on the frequency of future advisory votes to approve executive compensation. ! Abstain For Against Abstain 1. Election of Trustees. ! ! ! ! ! ! Nominee (for Independent Trustee in Class I): John L. Harrington ! ! ! Nominee (for Managing Trustee in Class I): Barry M. Portnoy 4. Ratification of the appointment of Ernst & Young LLP as independent auditors to serve for the 2017 fiscal year. For Against Abstain For Against Abstain 5. Non-binding shareholder proposal requesting that the Company's Board of Trustees opt out of Maryland's Unsolicited Takeovers Act, if properly presented at the meeting. Non-binding shareholder proposal requesting that the Company's Board of Trustees adopt a "proxy access" bylaw, if properly presented at the meeting. ! ! ! ! ! ! ! ! ! 2. Advisory vote to approve executive compensation. 6. For address changes, please check this box and write them on the back where indicated. ! THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR BOTH NOMINEES FOR TRUSTEE IN PROPOSAL 1, FOR PROPOSAL 2, THREE YEARS ON PROPOSAL 3, FOR PROPOSAL 4 AND AGAINST PROPOSALS 5 AND 6. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. (NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer, indicating title. If a partnership, please sign in partnership name by authorized person indicating title.) Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date V.1.1 The Board of Trustees Recommends a Vote AGAINST Proposals 5 and 6. The Board of Trustees Recommends a Vote FOR Proposal 4. The Board of Trustees Recommends a Vote for THREE YEARS on Proposal 3. The Board of Trustees Recommends a Vote FOR Both Nominees for Trustee in Proposal 1 and FOR Proposal 2.

HOSPITALITY PROPERTIES TRUST ANNUAL MEETING OF SHAREHOLDERS June 15, 2017, 9:30 a.m., Eastern time Two Newton Place, 255 Washington Street, Suite 100 Newton, Massachusetts 02458 Upon arrival, please present photo identification at the registration desk. Please see the Proxy Statement for additional attendance instructions. The 2017 Annual Meeting of Shareholders of Hospitality Properties Trust will address the following items of business: 1. Election of the Trustees named in the Proxy Statement to the Company's Board of Trustees; 2. Advisory vote to approve executive compensation; 3. Advisory vote on the frequency of future advisory votes to approve executive compensation; 4. Ratification of the appointment of Ernst & Young LLP as independent auditors to serve for the 2017 fiscal year; 5. Non-binding shareholder proposal requesting that the Company's Board of Trustees opt out of Maryland's Unsolicited Takeovers Act, if properly presented at the meeting; and 6. Non-binding shareholder proposal requesting that the Company's Board of Trustees adopt a "proxy access" bylaw, if properly presented at the meeting. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR BOTH NOMINEES FOR TRUSTEE IN PROPOSAL 1, FOR PROPOSAL 2, THREE YEARS ON PROPOSAL 3, FOR PROPOSAL 4 AND AGAINST PROPOSALS 5 AND 6. E18244-P85573 HOSPITALITY PROPERTIES TRUST Two Newton Place, 255 Washington Street, Suite 300 Newton, MA 02458 Proxy Important Notice Regarding Internet Availability of Proxy Materials: The proxy materials for the 2017 Annual Meeting of Shareholders of Hospitality Properties Trust (the "Company"), including the Company's annual report and proxy statement, are available on the internet. To view the proxy materials or vote online or by telephone, please follow the instructions on the reverse side hereof. This proxy is solicited on behalf of the Board of Trustees of Hospitality Properties Trust. The undersigned shareholder of the Company hereby appoints Jennifer B. Clark, Mark L. Kleifges and Adam D. Portnoy, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2017 Annual Meeting of Shareholders of the Company to be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458 on June 15, 2017, at 9:30 a.m., Eastern time, and any postponement or adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the proxy statement, which includes the Notice of 2017 Annual Meeting of Shareholders, each of which is incorporated herein by reference, and revokes any proxy heretofore given with respect to the meeting. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED, BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR BOTH NOMINEES FOR TRUSTEE IN PROPOSAL 1, FOR PROPOSAL 2, THREE YEARS ON PROPOSAL 3, FOR PROPOSAL 4 AND AGAINST PROPOSALS 5 AND 6. ADDITIONALLY, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST BY THE PROXIES, IN THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. See reverse for instructions on how to authorize a proxy. (If you noted any Address Changes/Comments above, please mark the corresponding box on the reverse side.) V.1.1 Address Changes/Comments:

QuickLinks

Notice of 2017 Annual Meeting of Shareholders and Proxy Statement
Audit Committee
Compensation Committee
Nominating and Governance Committee